Exhibit 99.10

EXECUTION VERSION

AGREEMENT BETWEEN NOTE HOLDERS

Dated as of July 15, 2016

by and between

MORGAN STANLEY BANK, N.A.
(Initial Note A-1 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-2-1 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-2-2 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-2-3 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-3-1 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-3-2 Holder)

and

MORGAN STANLEY BANK, N.A.
(Initial Note A-4 Holder)

and

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Initial Note A-5 Holder)

and

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Initial Note A-6-1 Holder)

and

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Initial Note A-6-2 Holder)

and

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Initial Note A-7 Holder)

Vertex Pharmaceuticals HQ

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This AGREEMENT BETWEEN NOTE HOLDERS (this “Agreement”), dated as of July 15, 2016 by and between MORGAN STANLEY BANK, N.A. (“MSBNA” and, together with its successors and assigns in interest, in its capacity as initial owner of Note A-1 described below, the “Initial Note A-1 Holder” and, in its capacity as the initial agent, the “Initial Agent”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-2-1 described below, the “Initial Note A-2-1 Holder”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-2-2 described below, the “Initial Note A-2-2 Holder”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-2-3 described below, the “Initial Note A-2-3 Holder”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-3-1 described below, the “Initial Note A-3-1 Holder”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-3-2 described below, the “Initial Note A-3-2 Holder”), MSBNA (together with its successors and assigns in interest, in its capacity as initial owner of Note A-4 described below, the “Initial Note A-4 Holder”), CITIGROUP GLOBAL MARKETS REALTY CORP. (“Citi” and, together with its successors and assigns in interest, in its capacity as initial owner of Note A-5 described below, the “Initial Note A-5 Holder”), Citi (together with its successors and assigns in interest, in its capacity as initial owner of Note A-6-1 described below, the “Initial Note A-6-1 Holder”), Citi (together with its successors and assigns in interest, in its capacity as initial owner of Note A-6-2 described below, the “Initial Note A-6-2 Holder”), and Citi (together with its successors and assigns in interest, in its capacity as initial owner of Note A-7 described below, the “Initial Note A-7 Holder”; the Initial Note A-1 Holder, the Initial Note A-2-1 Holder, the Initial Note A-2-2 Holder, the Initial Note A-2-3 Holder, the Initial Note A-3-1 Holder, the Initial Note A-3-2 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6-1 Holder, the Initial Note A-6-2 Holder and the Initial Note A-7 Holder are referred to collectively herein as the “Initial Note Holders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Mortgage Loan Agreement (as defined herein), the Initial Note Holders originated a certain loan (the “Mortgage Loan”) described on the schedule attached hereto as Exhibit A (the “Mortgage Loan Schedule”) to the mortgage loan borrower described on the Mortgage Loan Schedule (collectively, the “Mortgage Loan Borrower”), which is evidenced, inter alia, by ten promissory notes, each dated as of the respective dates set forth in Exhibit A hereto, and made by the Mortgage Loan Borrower: Promissory Note A-1, in the original principal amount of $80,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-1”), Promissory Note A-2-1, in the original principal amount of $40,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-2-1”), Promissory Note A-2-2, in the original principal amount of $30,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-2-2”), Promissory Note A-2-3, in the original principal amount of $10,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-2-3”), Promissory Note A-3-1, in the original principal amount of $70,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-3-1”), Promissory Note A-3-2, in the original principal amount of $10,000,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-3-2”), Promissory Note A-4, in the original principal amount of $57,500,000, in favor of MSBNA (as amended, modified, consolidated, or supplemented, “Note A-4”), Promissory Note A-5, in the original principal amount of $30,000,000 in favor of Citi (as amended, modified, consolidated, or supplemented, “Note A-5”), Promissory Note A-6-1, in the original principal amount of $60,000,000, in favor of Citi (as amended, modified, consolidated, or supplemented, “Note A-6-1”), Promissory Note A-6-2, in the original principal amount of $15,000,000, in favor of Citi (as amended, modified, consolidated, or supplemented, “Note A-6-2”), and Promissory Note A-7, in the original principal amount of $22,500,000, in favor of Citi (as amended, modified, consolidated, or supplemented, “Note A-7” and, together with Note A-1, Note A-2-1, Note A-2-2, Note A-2-3, Note A-3-1, Note A-3-2, Note A-4, Note A-5, Note A-6-1 and Note A-6-2, the “Notes”). The Notes are secured by a first mortgage (as amended, modified or supplemented, the “Mortgage”) on certain real property located as described on the Mortgage Loan Schedule (the “Mortgaged Property”);

WHEREAS, MSBNA, as Initial Note A-1 Holder, intends to sell, transfer and assign its right, title and interest in and to Note A-1 to Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), and MSMCH intends to sell, transfer and assign its right, title and interest in and to Note A-1 to Wells Fargo Commercial Mortgage Securities, Inc. pursuant to a Mortgage Loan Purchase Agreement, dated and effective on or about August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and MSMCH, as seller, and Wells Fargo Commercial Mortgage Securities, Inc. intends to transfer its right, title and interest in and to Note A-1 to Wilmington Trust, National Association, as trustee for Wells Fargo Commercial Mortgage Trust 2016-BNK1 pursuant to a pooling and servicing agreement, expected to be dated as of August 1, 2016 (the “Note A-1 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc. as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association as certificate administrator, and Wilmington Trust, National Association, as trustee;

WHEREAS, MSBNA, as Initial Note A-3-1 Holder and Initial Note A-3-2 Holder, intends (but is not obligated) to sell, transfer and assign its right, title and interest in and to Note A-3-1 to Cantor Commercial Real Estate Lending, L.P. (“CCRE”);

WHEREAS, each Initial Note Holder desires to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold the Notes;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

Section 1.          Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Lead Securitization Servicing Agreement. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“Acceptable Insurance Default” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Affiliate” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Agent” shall mean the Initial Agent or such Person to whom the Initial Agent shall delegate its duties hereunder, and after the Note A-1 Securitization Date shall mean the Master Servicer.

“Agent Office” shall mean the designated office of the Agent, which office, as of the date of this Agreement, is the office of the Initial Note A-1 Holder listed on Exhibit B hereto, and which is the address to which notices to and correspondence with the Agent should be directed. The Agent may change the address of its designated office by notice to the Note Holders.

“Agreement” shall mean this Agreement between Note Holders, any exhibits and schedules hereto and all amendments hereof and thereof and supplements hereto and thereto.

“Approved Servicer” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“Asset Representations Reviewer” shall mean the asset representations reviewer appointed as provided in the Lead Securitization Servicing Agreement.

“Asset Review” shall mean any review of representations and warranties conducted by a Non-Lead Asset Representations Reviewer, as contemplated by Item 1101(m) of Regulation AB.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated thereto.

“CDO” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“CDO Asset Manager” with respect to any Securitization Vehicle that is a CDO, shall mean the entity that is responsible for managing or administering a Note as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of such Note).

“Certificate” shall mean any certificate issued pursuant to a Securitization.

“Certificate Administrator” shall mean the certificate administrator appointed as provided in the Lead Securitization Servicing Agreement.

“Citi” shall have the meaning assigned to such term in the preamble to this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall have the meaning assigned to such term in Section 2(h)(viii).

“Conduit” shall have the meaning assigned to such term in Section 14(d).

“Conduit Credit Enhancer” shall have the meaning assigned to such term in Section 14(d).

“Conduit Inventory Loan” shall have the meaning assigned to such term in Section 14(d).

“Control” shall mean the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Controlling Note” shall mean Note A-1.

“Controlling Note Holder” shall mean the holder of the Controlling Note; provided that at any time the Controlling Note is included in a Securitization, references to the “Controlling Note Holder” herein shall mean the holders of the majority of the class of securities issued in such Securitization designated as the “controlling class” or any other party that is assigned the rights to exercise the rights of the “Controlling Note Holder” hereunder, as and to the extent provided in the related Securitization Servicing Agreement (including without limitation subject to any restrictions applicable to the Mortgage Loan Borrower or affiliates of the Mortgage Loan Borrower provided in the Lead Servicing Agreement).

“Controlling Note Holder Representative” shall have the meaning assigned to such term in Section 6(a).

“DBRS” shall mean DBRS, Inc., and its successors in interest.

“Depositor” shall mean the depositor under the Lead Securitization Servicing Agreement.

“Event of Default” shall mean, with respect to the Mortgage Loan, an “Event of Default” as defined in the Mortgage Loan Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fitch” shall mean Fitch Ratings, Inc., and its successors in interest.

“Initial Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2-1 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2-2 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2-3 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3-1 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3-2 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-4 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-5 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-6-1 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-6-2 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-7 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note Holders” shall have the meaning assigned to such term in the preamble to this Agreement.

“Insolvency Proceeding” shall mean any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning the Mortgage Loan Borrower, any action for the dissolution of the Mortgage Loan Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of the Mortgage Loan Borrower for the benefit of its creditors, the appointment of, or any proceeding seeking the appointment of, a trustee, receiver or other similar custodian for all or any substantial part of the assets of the Mortgage Loan Borrower or any other action concerning the adjustment of the debts of the Mortgage Loan Borrower, the cessation of business by the Mortgage Loan Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of the Mortgage Loan Borrower in a transaction permitted under the Mortgage Loan Documents; provided, that following any such permitted transaction affecting the title to the Mortgaged Property, the Mortgage Loan Borrower for purposes of this

Agreement shall be defined to mean the successor owner of the Mortgaged Property from time to time as may be permitted pursuant to the Mortgage Loan Documents; provided, further, that for the purposes of this definition, in the event that more than one entity comprises the Mortgage Loan Borrower, the term “Mortgage Loan Borrower” shall refer to any such entity.

“Interest Rate” shall have the meaning assigned to the term “Interest Rate” in the Mortgage Loan Agreement.

“Interested Person” shall mean the Depositor, any Non-Lead Depositor, the Master Servicer, any Non-Lead Master Servicer, the Special Servicer, any Non-Lead Special Servicer, the Trustee, any Non-Lead Trustee, the Risk Retention Consultation Party, any Mortgage Loan Borrower, any manager of any Mortgaged Property, any independent contractor engaged by any of the foregoing parties, the Operating Advisor, any Non-Lead Operating Advisor, the Controlling Note Holder, the Controlling Note Holder Representative, any Non-Controlling Note Holder, any Non-Controlling Note Holder Representative, any holder of a related mezzanine loan, or any known Affiliate of any such party described above.

“Intervening Trust Vehicle” with respect to any Securitization Vehicle that is a CDO, shall mean a trust vehicle or entity that holds any Note as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“KBRA” shall mean Kroll Bond Rating Agency, Inc. and its successors in interest.

“Lead Securitization” shall mean the first sale by the Lead Securitization Note Holder of all or a portion of the Lead Securitization Note to a depositor who will in turn include such portion of the Lead Securitization Note as part of the securitization of one or more mortgage loans.

“Lead Securitization Date” shall mean the closing date of the Lead Securitization.

“Lead Securitization Directing Certificateholder” shall mean the “Directing Certificateholder” or “Controlling Class Representative” as defined in the Lead Securitization Servicing Agreement.

“Lead Securitization Note” shall mean Note A-1.

“Lead Securitization Note Holder” shall mean the holder of the Lead Securitization Note.

“Lead Securitization Servicing Agreement” shall mean the Note A-1 PSA; provided, that during any period that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the “Lead Securitization Servicing Agreement” shall be determined in accordance with the second paragraph of Section 2(a).

“Lead Securitization Trust” shall mean the Securitization Trust created in connection with the Lead Securitization.

“Major Decisions” shall mean “Major Decisions” as defined in the Lead Securitization Servicing Agreement.

“Master Servicer” shall mean the master servicer appointed as provided in the Lead Securitization Servicing Agreement.

“Monthly Payment Date” shall have the meaning assigned to the term “Monthly Payment Date” in the Mortgage Loan Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“Morningstar” shall mean Morningstar Credit Ratings, LLC, and its successors in interest.

“Mortgage” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Agreement” shall mean the Loan Agreement, dated as of July 15, 2016, between MSBNA and Citi, as lenders, and the Mortgage Loan Borrower, as borrower, as the same may be further amended, restated, supplemented or otherwise modified from time to time, subject to the terms hereof.

“Mortgage Loan Borrower” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Borrower Related Party” shall have the meaning assigned to such term in Section 13.

“Mortgage Loan Documents” shall mean, with respect to the Mortgage Loan, the Mortgage Loan Agreement, the Mortgage, the Notes and all other documents now or hereafter evidencing and securing the Mortgage Loan.

“Mortgage Loan Schedule” shall have the meaning assigned to such term in the recitals.

“Mortgaged Property” shall have the meaning assigned to such term in the recitals.

“MSBNA” shall have the meaning assigned to such term in the preamble to this Agreement.

“MSMCH” shall have the meaning assigned to such term in the recitals to this Agreement.

“New Notes” shall have the meaning assigned to such term in Section 32.

“Non-Controlling Note” means any Note (other than the Controlling Note), including any New Note designated as a “Non-Controlling Note” hereunder pursuant to Section 32.

“Non-Controlling Note Holder” means any holder of a Non-Controlling Note; provided that at any time such holder’s respective Note is included in a Securitization, references to such “Non-Controlling Note Holder” herein shall mean the “Directing Certificateholder”, “Controlling Class Representative” or any other party assigned the rights to exercise the rights of such “Non-Controlling Note Holder” hereunder, as and to the extent provided in the related Non-Securitization Servicing Agreement (including without limitation subject to any restrictions applicable to the Mortgage Loan Borrower or affiliates of the Mortgage Loan Borrower provided in the Non-Lead Servicing Agreement) and as to the identity of which the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer) has been given written notice. The Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall not be required at any time to deal with more than one party as the representative of the “controlling class” holder(s) in respect of any Note that is exercising the rights of a “Non-Controlling Note Holder” herein or under the Lead Securitization Servicing Agreement (it being understood that the Lead Securitization Note Holder (or the Master Servicer or Special Servicer on its behalf) may additionally need to deal with the master servicer, special servicer or other party to the related Securitization Servicing Agreement) and to the extent that any related Securitization Servicing Agreement assigns such rights to more than one such party as the representative of the “controlling class” holder(s), for purposes of this Agreement, such Securitization Servicing Agreement shall designate one such party to deal with the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) as the representative of the related “controlling class” holder(s) in exercising its rights as a “Non-Controlling Note Holder” herein or under the Lead Securitization Servicing Agreement, and such party shall provide written notice of such designation to the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer acting on its behalf); provided that, in the absence of such designation and notice, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be entitled to treat the last party as to which it has received written notice as having been designated as the applicable Non-Controlling Note Holder, as the applicable Non-Controlling Note Holder under this Agreement.

“Non-Controlling Note Holder Representative” shall have the meaning assigned to such term in Section 6(a).

“Non-Exempt Person” shall mean any Person other than a Person who is either (i) a U.S. Person or (ii) has on file with the Agent for the relevant year such duly-executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (A) any income tax treaty between the United States and the country of residence of such Person, (B) the Code or (C) any applicable rules or regulations in effect under clauses (A) or (B) above, permit any Servicer on behalf of the Note Holders to make such payments free of any obligation or liability for withholding.

“Non-Lead Asset Representations Reviewer” shall mean the party acting as “asset representations reviewer” (within the meaning of Item 1101(m) of Regulation AB) under a Non-Lead Securitization Servicing Agreement.

“Non-Lead Certificate Administrator” shall mean the “certificate administrator” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Depositor” shall mean the “depositor” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Master Servicer” shall mean the “master servicer” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Operating Advisor” shall mean the “trust advisor”, “operating advisor” or other analogous term under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Securitization” shall mean the first sale by a Non-Lead Securitization Note Holder of all or a portion of a Non-Lead Securitization Note to a depositor who will in turn include such portion of such Non-Lead Securitization Note as part of the securitization of one or more mortgage loans.

“Non-Lead Securitization Determination Date” shall mean the “determination date” (or any term substantially similar thereto) as defined in the related Non-Lead Securitization Servicing Agreement.

“Non-Lead Securitization Note” shall mean any Note other than the Lead Securitization Note.

“Non-Lead Securitization Note Holder” shall mean any holder of a Non-Lead Securitization Note.

“Non-Lead Securitization Servicing Agreement” shall mean the Note A-2-1 PSA, Note A-2-2 PSA, Note A-2-3 PSA, the Note A-3-1 PSA, the Note A-3-2 PSA, the Note A-4 PSA, the Note A-5 PSA, the Note A-6-1 PSA, the Note A-6-2 PSA and the Note A-7 PSA, as applicable.

“Non-Lead Special Servicer” shall mean the “special servicer” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Trustee” shall mean the “trustee” under any Non-Lead Securitization Servicing Agreement.

“Non-Securitizing Note Holder” shall mean, with respect to a Securitization, each Note Holder that is not a Securitizing Note Holder with respect to such Securitization.

“Note A-1” shall have the meaning assigned to such term in the recitals.

“Note A-1 Holder” shall mean the Initial Note A-1 Holder or any subsequent holder of Note A-1, as applicable.

“Note A-1 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-1 Principal Balance” set forth on the Mortgage Loan

Schedule, less any payments of principal on Note A-1 received by the Note A-1 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-1 PSA” shall have the meaning assigned to such term in the recitals.

“Note A-1 Securitization” shall mean the first sale by the Note A-1 Holder of all or a portion of Note A-1 to a depositor who will in turn include such portion of Note A-1 as part of the securitization of one or more mortgage loans.

“Note A-1 Securitization Date” shall mean the closing date of the Note A-1 Securitization.

“Note A-2-1” shall have the meaning assigned to such term in the recitals.

“Note A-2-1 Holder” shall mean the Initial Note A-2-1 Holder or any subsequent holder of Note A-2-1, as applicable.

“Note A-2-1 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-2-1 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-2-1 received by the Note A-2-1 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-2-1 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-2-1 Securitization.

“Note A-2-1 Securitization” shall mean the first sale by the Note A-2-1 Holder of all or a portion of Note A-2-1 to a depositor who will in turn include such portion of Note A-2-1 as part of the securitization of one or more mortgage loans.

“Note A-2-1 Securitization Date” shall mean the closing date of the Note A-2-1 Securitization.

“Note A-2-2” shall have the meaning assigned to such term in the recitals.

“Note A-2-2 Holder” shall mean the Initial Note A-2-2 Holder or any subsequent holder of Note A-2-2, as applicable.

“Note A-2-2 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-2-2 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-2-2 received by the Note A-2-2 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-2-2 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-2-2 Securitization.

“Note A-2-2 Securitization” shall mean the first sale by the Note A-2-2 Holder of all or a portion of Note A-2-2 to a depositor who will in turn include such portion of Note A-2-2 as part of the securitization of one or more mortgage loans.

“Note A-2-2 Securitization Date” shall mean the closing date of the Note A-2-2 Securitization.

“Note A-2-3” shall have the meaning assigned to such term in the recitals.

“Note A-2-3 Holder” shall mean the Initial Note A-2-3 Holder or any subsequent holder of Note A-2-3, as applicable.

“Note A-2-3 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-2-3 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-2-3 received by the Note A-2-3 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-2-3 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-2-3 Securitization.

“Note A-2-3 Securitization” shall mean the first sale by the Note A-2-3 Holder of all or a portion of Note A-2-3 to a depositor who will in turn include such portion of Note A-2-3 as part of the securitization of one or more mortgage loans.

“Note A-2-3 Securitization Date” shall mean the closing date of the Note A-2-3 Securitization.

“Note A-3-1” shall have the meaning assigned to such term in the recitals.

“Note A-3-1 Holder” shall mean the Initial Note A-3-1 Holder or any subsequent holder of Note A-3-1, as applicable.

“Note A-3-1 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-3-1 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-3-1 received by the Note A-3-1 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-3-1 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-3-1 Securitization.

“Note A-3-1 Securitization” shall mean the first sale by the Note A-3-1 Holder of all or a portion of Note A-3-1 to a depositor who will in turn include such portion of Note A-3-1 as part of the securitization of one or more mortgage loans.

“Note A-3-1 Securitization Date” shall mean the closing date of the Note A-3-1 Securitization.

“Note A-3-2” shall have the meaning assigned to such term in the recitals.

“Note A-3-2 Holder” shall mean the Initial Note A-3-2 Holder or any subsequent holder of Note A-3-2, as applicable.

“Note A-3-2 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-3-2 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-3-2 received by the Note A-3-2 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-3-2 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-3-2 Securitization.

“Note A-3-2 Securitization” shall mean the first sale by the Note A-3-2 Holder of all or a portion of Note A-3-2 to a depositor who will in turn include such portion of Note A-3-2 as part of the securitization of one or more mortgage loans.

“Note A-3-2 Securitization Date” shall mean the closing date of the Note A-3-2 Securitization.

“Note A-4” shall have the meaning assigned to such term in the recitals.

“Note A-4 Holder” shall mean the Initial Note A-4 Holder or any subsequent holder of Note A-4, as applicable.

“Note A-4 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-4 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-4 received by the Note A-4 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-4 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-4 Securitization.

“Note A-4 Securitization” shall mean the first sale by the Note A-4 Holder of all or a portion of Note A-4 to a depositor who will in turn include such portion of Note A-4 as part of the securitization of one or more mortgage loans.

“Note A-4 Securitization Date” shall mean the closing date of the Note A-4 Securitization.

“Note A-5” shall have the meaning assigned to such term in the recitals.

“Note A-5 Holder” shall mean the Initial Note A-5 Holder or any subsequent holder of Note A-5, as applicable.

“Note A-5 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-5 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-5 received by the Note A-5 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-5 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-5 Securitization.

“Note A-5 Securitization” shall mean the first sale by the Note A-5 Holder of all or a portion of Note A-5 to a depositor who will in turn include such portion of Note A-5 as part of the securitization of one or more mortgage loans.

“Note A-5 Securitization Date” shall mean the closing date of the Note A-5 Securitization.

“Note A-6-1” shall have the meaning assigned to such term in the recitals.

“Note A-6-1 Holder” shall mean the Initial Note A-6-1 Holder or any subsequent holder of Note A-6-1, as applicable.

“Note A-6-1 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-6-1 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-6-1 received by the Note A-6-1 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-6-1 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-6-1 Securitization.

“Note A-6-1 Securitization” shall mean the first sale by the Note A-6-1 Holder of all or a portion of Note A-6-1 to a depositor who will in turn include such portion of Note A-6-1 as part of the securitization of one or more mortgage loans.

“Note A-6-1 Securitization Date” shall mean the closing date of the Note A-6-1 Securitization.

“Note A-6-2” shall have the meaning assigned to such term in the recitals.

“Note A-6-2 Holder” shall mean the Initial Note A-6-2 Holder or any subsequent holder of Note A-6-2, as applicable.

“Note A-6-2 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-6-2 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-6-2 received by the Note A-6-2 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-6-2 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-6-2 Securitization.

“Note A-6-2 Securitization” shall mean the first sale by the Note A-6-2 Holder of all or a portion of Note A-6-2 to a depositor who will in turn include such portion of Note A-6-2 as part of the securitization of one or more mortgage loans.

“Note A-6-2 Securitization Date” shall mean the closing date of the Note A-6-2 Securitization.

“Note A-7” shall have the meaning assigned to such term in the recitals.

“Note A-7 Holder” shall mean the Initial Note A-7 Holder or any subsequent holder of Note A-7, as applicable.

“Note A-7 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the “Note A-7 Principal Balance” set forth on the Mortgage Loan Schedule, less any payments of principal on Note A-7 received by the Note A-7 Holder or reductions in the principal balance thereof pursuant to Section 3 or 4, as applicable.

“Note A-7 PSA” shall mean the pooling and servicing agreement entered into in connection with the Note A-7 Securitization.

“Note A-7 Securitization” shall mean the first sale by the Note A-7 Holder of all or a portion of Note A-7 to a depositor who will in turn include such portion of Note A-7 as part of the securitization of one or more mortgage loans.

“Note A-7 Securitization Date” shall mean the closing date of the Note A-7 Securitization.

“Note Holder Representative” shall mean a Controlling Note Holder Representative or a Non-Controlling Note Holder Representative, as applicable.

“Note Holders” shall mean, collectively, the Note A-1 Holder, the Note A-2-1 Holder, the Note A-2-2 Holder, the Note A-2-3 Holder, the Note A-3-1 Holder, the Note A-3-2 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6-1 Holder, the Note A-6-2 Holder and the Note A-7 Holder.

“Note Pledgee” shall have the meaning assigned to such term in Section 14(c).

“Note Register” shall have the meaning assigned to such term in Section 15.

“Notes” shall have the meaning assigned to such term in the recitals.

“Operating Advisor” shall mean the operating advisor appointed as provided in the Lead Securitization Servicing Agreement.

“P&I Advance” shall mean an advance made by a party to any Securitization Servicing Agreement in respect of a delinquent monthly debt service payment on the Note(s) corresponding to the Note securitized pursuant to such Securitization Servicing Agreement.

“Percentage Interest” shall mean, with respect to any Note Holder, a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Note (which, with respect to the Note A-1 Holder, the Note A-2-1 Holder, the Note A-2-2 Holder, the Note A-2-3 Holder, the Note A-3-1 Holder, the Note A-3-2 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6-1 Holder, the Note A-6-2 Holder and the Note A-7 Holder shall be the Note A-1 Principal Balance, the Note A-2-1 Principal Balance, the Note A-2-2 Principal Balance, the Note A-2-3 Principal Balance, the Note A-3-1 Principal Balance, the Note A-3-2 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-

6-1 Principal Balance, the Note A-6-2 Principal Balance and the Note A-7 Principal Balance, respectively) and the denominator of which is the principal balance of the Mortgage Loan.

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities on Exhibit C attached hereto and made a part hereof or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000 and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

“Pledge” shall have the meaning assigned to such term in Section 14(c).

“Pro Rata and Pari Passu Basis” shall mean with respect to the Notes and the Note Holders, the allocation of any particular payment, collection, cost, expense, liability or other amount between such Notes or such Note Holders, as the case may be, without any priority of any such Note or any such Note Holder over another such Note or Note Holder, as the case may be, and in any event such that each Note or Note Holder, as the case may be, is allocated its respective Percentage Interest of such particular payment, collection, cost, expense, liability or other amount.

“Qualified Institutional Lender” shall mean each of the Initial Note Holders and any other U.S. Person that is:

(a)          an entity Controlled by, under common Control with or that Controls any of the Initial Note Holders, or

(b)          the trustee on behalf of the trust certificates issued pursuant to a master trust agreement involving a CDO comprised of, or other securitization vehicle involving, assets deposited or transferred by a Note Holder and/or one or more Affiliates (whether with assets from others or not), provided that the securities issued in connection with such CDO or other securitization vehicle are rated by each of the Rating Agencies that assigned a rating to one or more classes of securities issued in connection with the Lead Securitization, or

(c)          one or more of the following:

(i)           an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, or

(ii)          an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended, or

(iii)         a Qualified Trustee in connection with (a) a securitization of, (b) the creation of collateralized debt obligations (“CDO”) secured by, or (c) a financing through an “owner trust” of, a Note or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies that assigned a rating to one or more classes of securities issued in connection with such Securitization Vehicle (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of such Note or any interest therein to such Securitization Vehicle); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has a Required Special Servicer Rating or is otherwise subject to Rating Agency Confirmations from the Rating Agencies rating each Securitization (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Note or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Institutional Lender, are each a Qualified Institutional Lender under clauses (i), (ii), (iv) or (v) of this definition, or

(iv)         an investment fund, limited liability company, limited partnership or general partnership having capital and/or capital commitments of at least $250,000,000, in which (A) any Initial Note Holder, (B) a person that is otherwise a Qualified Institutional Lender under clause (i), (ii) or (v) (with respect to an institution substantially similar to the entities referred to in clause (i) or (ii) above), or (C) a Permitted Fund Manager, acts as a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such investment vehicle and provided that at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Institutional Lenders (without regard to the capital surplus/equity and total asset requirements set forth below in the definition), or

(v)          an institution substantially similar to any of the foregoing, and in the case of any entity referred to in clause (c)(i), (ii), (iii), (iv)(B) or (v) of this definition, (x) such entity has at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm or similar fiduciary) and at least $600,000,000 in total assets (in name or under management), and (y) is regularly engaged in the business of making or owning commercial real estate loans (or interests therein) similar to the Mortgage Loan (or mezzanine loans with respect thereto) or owning or operating commercial real estate properties; provided that, in the case of the entity described in clause (iv)(B) above, the requirements of this clause (y) may be satisfied by a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such entity; or

(d)          any entity Controlled by any of the entities described in clause (c)(i), (ii), (iv)(B) or (v) above or that is the subject of a Rating Agency Confirmation as a Qualified Institutional Lender for purposes of this Agreement from each of the Rating Agencies engaged by the Depositor and any Non-Lead Depositor to rate the securities issued by the related Securitization Trust; or

(e)          in the event that MSBNA sells Note A-3-1 to CCRE, an entity Controlled by, under common Control with or that Controls CCRE.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of each of the applicable Rating Agencies (or, if not rated by an applicable Rating Agency, an equivalent (or higher) rating from any two of Fitch, Moody’s and S&P).

“Rating Agencies” shall mean DBRS, Fitch, KBRA, Moody’s, Morningstar and S&P and their respective successors in interest or, if any of such entities shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency reasonably engaged by any Note Holder to rate the securities issued in connection with the Securitization of the related Note; provided, that, at any time during which one or more of the Notes is an asset of one or more Securitizations, “Rating Agencies” or “Rating Agency” shall mean only those rating agencies that are engaged by the related depositor (or its Affiliate) from time to time to rate the securities issued in connection with the Securitizations of the Notes.

“Rating Agency Communication” shall mean, with respect to any action and any Securitization, any written communication intended for a Rating Agency, which shall be delivered at least ten (10) Business Days prior to completing such action, in electronic document format suitable for website posting to the 17g-5 information provider under the applicable Securitization Servicing Agreement.

“Rating Agency Confirmation” shall mean, with respect to any Securitization, a confirmation in writing by each of the applicable Rating Agencies for such Securitization that the occurrence of the event with respect to which such Rating Agency Confirmation is sought shall not result in a downgrade, qualification or withdrawal of the applicable rating or ratings ascribed by such Rating Agency to any of the securities issued pursuant to such Securitization that are then outstanding. If no such securities are outstanding with respect to any Securitization, any action that would otherwise require a Rating Agency Confirmation shall instead require the consent of the Lead Securitization Note Holder, which consent shall not be unreasonably withheld or delayed. For the purposes of this Agreement, if any Rating Agency shall waive, decline or refuse to review or otherwise engage any request for Rating Agency Confirmation hereunder, such waiver, declination, or refusal shall be deemed to eliminate, for such request only, the condition that a Rating Agency Confirmation by such Rating Agency (only) be obtained for purposes of this Agreement. For purposes of clarity, any such waiver, declination or refusal to review or otherwise engage in any request for a Rating Agency Confirmation hereunder shall not be deemed a waiver, declination or refusal to review or otherwise engage in any subsequent request for a Rating Agency Confirmation hereunder and the condition for Rating Agency Confirmation pursuant to this Agreement for any subsequent request shall apply regardless of any previous waiver, declination or refusal to review or otherwise engage in such prior request.

“Redirection Notice” shall have the meaning assigned to such term in Section 14(c).

“Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein.

“REMIC” shall have the meaning assigned to such term in Section 5(d).

“Required Special Servicer Rating” shall mean with respect to a special servicer (i) in the case of Fitch, a rating of “CSS3”, (ii) in the case of S&P, such special servicer is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer, (iii) in the case of Moody’s, (A) such special servicer confirms in writing that it was appointed to act as, and currently serves as, special servicer on a transaction-level basis on the closing date of a commercial mortgage loan securitization with respect to which Moody’s rated one or more classes of certificates and one or more of such classes of certificates are still outstanding and rated by Moody’s, and (B) Moody’s has not cited servicing concerns with respect to such special servicer as the sole or a material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities rated by Moody’s in any other commercial mortgage-backed securities transaction serviced by such special servicer prior to the time of determination, (iv) in the case of Morningstar, such special servicer has a ranking by Morningstar equal to or higher than “MOR CS3” as a special servicer, provided that if Morningstar has not issued a ranking with respect to such special servicer, such special servicer is acting as special servicer in a commercial mortgage loan securitization that was rated by a Rating Agency within the twelve (12) month period prior to the date of determination, and Morningstar has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities, (v) in the case of KBRA, (a) if acting as special servicer in a commercial mortgage loan securitization that was rated by KBRA within the twelve (12) month period prior to the date of determination, such special servicer has not been downgraded or had withdrawn the then current rating on any class of commercial mortgage securities or had placed any class of commercial mortgage securities on watch citing the continuation of such special servicer, as special servicer of such commercial mortgage securities, as the sole or a material reason for such downgrade or withdrawal (or placement on watch) or (b) if not acting as special servicer in a commercial mortgage loan securitization that was rated by KBRA in such twelve (12) month period, such special servicer receives a Rating Agency Confirmation from such Rating Agency, and (vi) in the case of DBRS, such special servicer is currently acting as a special servicer in a CMBS transaction rated by DBRS (as to which CMBS transaction there are outstanding CMBS rated by DBRS) and has not been cited by DBRS as having servicing concerns that are the sole or a material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a CMBS transaction serviced by such special servicer prior to the time of determination.

“Risk Retention Consultation Party” shall mean the risk retention consultation party appointed as provided in the Lead Securitization Servicing Agreement.

“S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors in interest.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Servicing Advance” shall have the meaning assigned such term or analogous term or an analogous term in the Lead Securitization Servicing Agreement or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, any analogous concept under the servicing agreement pursuant to which the Mortgage Loan is being serviced in accordance with the terms of this Agreement.

“Securitization” shall mean the Note A-1 Securitization, the Note A-2-1 Securitization, the Note A-2-2 Securitization, the Note A-2-3 Securitization, the Note A-3-1 Securitization, the Note A-3-2 Securitization, the Note A-4 Securitization, the Note A-5 Securitization, the Note A-6-1 Securitization, the Note A-6-2 Securitization and the Note A-7 Securitization, as applicable.

“Securitization Servicing Agreement” shall mean the Lead Securitization Servicing Agreement or any Non-Lead Securitization Servicing Agreement.

“Securitization Trust” shall mean a trust formed pursuant to a Securitization pursuant to which one or more of the Notes are held.

“Securitization Vehicle” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“Securitizing Note Holder” shall mean, with respect to a Securitization, each Note Holder that is contributing its Note to such Securitization.

“Servicer” shall mean the Master Servicer or the Special Servicer, as the context may require.

“Servicer Termination Event” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, any analogous concept under the servicing agreement pursuant to which the Mortgage Loan is being serviced in accordance with the terms of this Agreement.

“Servicing Standard” shall have the meaning assigned to such term or an analogous term in the Lead Securitization Servicing Agreement. The Servicing Standard in the Lead Securitization Servicing Agreement shall require, among other things, that each Servicer, in servicing the Mortgage Loan, must take into account the interests of each Note Holder.

“Special Servicer” shall mean the special servicer appointed as provided in the Lead Securitization Servicing Agreement.

“Taxes” shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein.

“Transfer” shall have the meaning assigned to such term in Section 14(a).

“Trustee” shall mean the trustee appointed as provided in the Lead Securitization Servicing Agreement.

“U.S. Person” shall mean a citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person).

Section 2.          Servicing of the Mortgage Loan.

(a)          Each Note Holder acknowledges and agrees that, subject in each case to this Agreement, the Mortgage Loan shall be serviced from and after the Lead Securitization Date by the Master Servicer and the Special Servicer pursuant to the terms of this Agreement and the Lead Securitization Servicing Agreement; provided that the Master Servicer shall not be obligated to advance monthly payments of principal or interest in respect of any Note other than the Lead Securitization Note if such principal or interest is not paid by the Mortgage Loan Borrower but shall be obligated to advance delinquent real estate taxes, insurance premiums and other expenses related to the maintenance of the Mortgaged Property and maintenance and enforcement of the lien of the Mortgage thereon, subject to the terms of the Lead Securitization Servicing Agreement. Each Note Holder acknowledges that any other Note Holder may elect, in its sole discretion, to include its Note in a Securitization and agrees that it will, subject to Section 26, reasonably cooperate with such other Note Holder, at such other Note Holder’s expense, to effect such Securitization. Subject to the terms and conditions of this Agreement, each Note Holder hereby irrevocably and unconditionally consents to the appointment of the Master Servicer and the Trustee under the Lead Securitization Servicing Agreement by the Depositor and the appointment of the Special Servicer as the initial Special Servicer by the Controlling Note Holder and agrees to reasonably cooperate with the Master Servicer and the Special Servicer with respect to the servicing of the Mortgage Loan in accordance with the Lead Securitization Servicing Agreement. Each Note Holder hereby appoints the Master Servicer, the Special Servicer and the Trustee in the Lead Securitization as such Note Holder’s attorney-in-fact to sign any documents reasonably required with respect to the administration and servicing of the Mortgage Loan on its behalf under the Lead Securitization Servicing Agreement (subject at all times to the rights of the Note Holder set forth herein and in the Lead Securitization Servicing Agreement). The Lead Securitization Servicing Agreement shall not require the Servicer to enforce the rights of one Note Holder against any other Note Holder, and shall not limit the Servicer in enforcing the rights of one Note Holder against any other Note Holder as may be required in order to service the Mortgage Loan as contemplated by this Agreement and the Lead Securitization Servicing Agreement; provided, that it is also understood and agreed that nothing in this sentence shall be construed to otherwise limit the rights of one Note Holder with respect to any other Note Holder. Each Servicer shall be required pursuant to the Lead Securitization Servicing Agreement (i) to service the Mortgage Loan in accordance with the Servicing Standard, the terms of the Mortgage Loan Documents, the Lead Securitization Servicing Agreement and applicable law, (ii) to provide information to each servicer under each Non-Lead Securitization Servicing Agreement necessary to enable each such servicer to perform its servicing duties under such Non-Lead Securitization Servicing Agreement, and (iii) to not take any action or refrain from taking any action or follow any direction inconsistent with the foregoing. In addition, the Lead Securitization Note Holder agrees that it shall cause the Lead Securitization Servicing Agreement to include, in all material respects (and to the extent such provisions are not included in the Lead Securitization Servicing Agreement, they shall be deemed incorporated therein and made a part thereof), the provisions set forth on Schedule I hereto.

At any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the Note Holders agree to cause the Mortgage Loan to be serviced by one or more servicers, each of which has been agreed upon by the Note Holders, pursuant to a servicing agreement that has servicing terms substantially similar to the Lead Securitization Servicing Agreement and all references herein to the “Lead Securitization Servicing Agreement” shall mean such subsequent servicing agreement; provided, that if a Non-Lead Securitization Note is in a Securitization and the servicer(s) to be appointed under such replacement servicing agreement would not otherwise meet the conditions to be a servicer under the Lead Securitization Servicing Agreement that is being replaced, then a Rating Agency Confirmation shall have been obtained from each Rating Agency with respect to the securities issued in connection with such Securitization for such Non-Lead Securitization Note; provided, further, that until a replacement servicing agreement has been entered into, the Lead Securitization Note Holder shall cause the Mortgage Loan to be serviced pursuant to the provisions of the Lead Securitization Servicing Agreement, as if such agreement were still in full force and effect with respect to the Mortgage Loan, by the applicable Servicer in the Lead Securitization or by any Person appointed by the Lead Securitization Note Holder that is a qualified servicer meeting the requirements of the Lead Securitization Servicing Agreement. The Note Holders acknowledge that at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the Master Servicer shall have no further obligation to make P&I Advances with respect to the Mortgage Loan.

(b)          The Master Servicer shall be the lead master servicer on the Mortgage Loan, and from time to time it (or the Trustee, to the extent provided in the Lead Securitization Servicing Agreement) shall make the following advances, subject to the terms of the Lead Securitization Servicing Agreement and this Agreement: (i) Servicing Advances on the Mortgage Loan and (ii) P&I Advances on the Lead Securitization Note. The Master Servicer, the Special Servicer and the Trustee, as applicable, shall be entitled to reimbursement for a Servicing Advance, first from funds on deposit in the Collection Account (as defined in the Lead Securitization Servicing Agreement) and/or the related Companion Distribution Account (as defined in the Lead Securitization Servicing Agreement) for the Mortgage Loan that (in any case) represent amounts received on or in respect of the Mortgage Loan, and then, in the case of Servicing Advances that are Nonrecoverable Advances, if such funds on deposit in the Collection Account and Companion Distribution Account are insufficient, from general collections of the Lead Securitization as provided in the Lead Securitization Servicing Agreement. The Master Servicer, the Special Servicer and the Trustee, as applicable, shall be entitled to reimbursement for interest on a Servicing Advance (including any Servicing Advance that is a Nonrecoverable Advance) at the Reimbursement Rate in the manner and from the sources provided in the Lead Securitization Servicing Agreement, including from general collections of the Lead Securitization. Notwithstanding the foregoing, to the extent the Master Servicer, the Special Servicer or the Trustee, as applicable, obtains funds from general collections of the Lead Securitization as a reimbursement for a Servicing Advance that is a Nonrecoverable Advance or any interest on a Servicing Advance (including any Servicing Advance that is a Nonrecoverable Advance) at the Reimbursement Rate, each Non-Lead Securitization Note Holder (including any Securitization Trust into which such Non-Lead Securitization Note is deposited) shall be required to, promptly following notice from the Master Servicer, reimburse the Lead Securitization for its pro rata share of such Servicing Advance that is a Nonrecoverable Advance or interest thereon at the Reimbursement Rate.

In addition, any Non-Lead Securitization Note Holder (including, but not limited to, any Securitization Trust into which the related Non-Lead Securitization Note is deposited) shall be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Lead Securitization for such Non-Lead Securitization Note Holder’s pro rata share of any fees, costs or expenses incurred in connection with the servicing and administration of the Mortgage Loan as to which the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor or the Depositor, as applicable, is entitled to be reimbursed pursuant to the Lead Securitization Servicing Agreement, to the extent amounts on deposit in the related “Companion Distribution Account” are insufficient for reimbursement of such amounts. Each Non-Lead Securitization Note Holder agrees to indemnify (as and to the same extent the Lead Securitization Trust is required to indemnify each of the following parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of the Lead Securitization Servicing Agreement) each of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee and the Operating Advisor (and any director, officer, employee or agent of any of the foregoing, to the extent such parties are identified as indemnified parties in the Lead Securitization Servicing Agreement in respect of other mortgage loans) (the “Indemnified

Parties”) against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with servicing and administration of the Mortgage Loan (or, with respect to the Operating Advisor, incurred in connection with the provision of services for the Mortgage Loan) under the Lead Securitization Servicing Agreement (collectively, the “Indemnified Items”) to the extent of its pro rata share of such Indemnified Items, and to the extent amounts on deposit in the related “Companion Distribution Account” are insufficient for reimbursement of such amounts, each Non-Lead Securitization Note Holder shall be required to, promptly following notice from the Master Servicer, the Special Servicer or the Trustee, reimburse each of the applicable Indemnified Parties for its pro rata share of the insufficiency.

Any Non-Lead Master Servicer (or Non-Lead Trustee (if not made by such Non-Lead Master Servicer)) may be required to make P&I Advances on the respective Non-Lead Securitization Note, from time to time, subject to the terms of the related Non-Lead Securitization Servicing Agreement, the Lead Securitization Servicing Agreement and this Agreement. The Master Servicer, the Special Servicer and the Trustee, as applicable, shall be entitled to make their own recoverability determination with respect to a P&I Advance to be made on the Lead Securitization Note based on the information that they have on hand and in accordance with the Lead Securitization Servicing Agreement. Any Non-Lead Master Servicer, Non-Lead Special Servicer or Non-Lead Trustee under any Non-Lead Securitization Servicing Agreement, as applicable, shall be entitled to make its own recoverability determination with respect to a P&I Advance to be made on the related Non-Lead Securitization Note based on the information that they have on hand and in accordance with the related Non-Lead Securitization Servicing Agreement. The Master Servicer or the Trustee, as applicable, and any Non-Lead Master Servicer or Non-Lead Trustee, as applicable, shall each be required to notify the other of the amount of its P&I Advance within two business days of making such advance. If the Master Servicer, the Special Servicer or the Trustee, as applicable (with respect to the Lead Securitization Note) or a Non-Lead Master Servicer, Non-Lead Special Servicer or Non-Lead Trustee, as applicable (with respect to a Non-Lead Securitization Note), determines that a proposed P&I Advance, if made, would be non-recoverable or an outstanding P&I Advance is or would be non-recoverable, or if the Master Servicer, the Special Servicer or the Trustee, as applicable, subsequently determines that a proposed Servicing Advance would be non-recoverable or an outstanding Servicing Advance is or would be non-recoverable, then the Master Servicer or the Trustee (as provided in the Lead Securitization Servicing Agreement, in the case of a determination of non-recoverability by the Master Servicer, the Special Servicer or the Trustee) or such Non-Lead Master Servicer or Non-Lead Trustee (as provided in the related Non-Lead Securitization Servicing Agreement, in the case of the a determination of non-recoverability by a Non-Lead Master Servicer, a Non-Lead Special Servicer or a Non-Lead Trustee) shall notify the Master Servicer and the Trustee, or the related Non-Lead Master Servicer and the related Non-Lead Trustee, as the case may be, within two Business Days of making such determination. Each of the Master Servicer and the Trustee, any Non-Lead Master Servicer and any Non-Lead Trustee, as applicable, shall only be entitled to reimbursement for a P&I Advance that becomes non-recoverable and advance interest thereon first from the related Companion Distribution Account from amounts allocable to the Note for which such P&I Advance was made, and then, if such funds are insufficient, (i) in the case of the Lead Securitization Note, from general collections of the Lead Securitization Trust, pursuant to the terms of the Lead Securitization Servicing Agreement and (ii) in the case of a Non-Lead

Securitization Note, from general collections of the related Securitization Trust, as and to the extent provided in the related Non-Lead Securitization Servicing Agreement.

(c)          Each Non-Lead Securitization Note Holder, if its Non-Lead Securitization Note is included in a Securitization, shall cause the applicable Non-Lead Securitization Servicing Agreement to contain provisions to the effect that:

(i)           such Non-Lead Securitization Note Holder shall be responsible for its pro rata share of any Servicing Advances that are Nonrecoverable Advances (and interest thereon at the Reimbursement Rate) and any additional trust fund expenses under the Lead Securitization Servicing Agreement, but only to the extent that they relate to servicing and administration of the Notes, including without limitation, any unpaid Special Servicing Fees, Liquidation Fees and Workout Fees relating to the Notes, and that if the funds received with respect to each respective Note are insufficient to cover such Servicing Advances or additional trust fund expenses, (x) the related Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Operating Advisor, as applicable, out of general collections in the collection account (or equivalent account) established under such Non-Lead Securitization Servicing Agreement for such Non-Lead Securitization Note Holder’s pro rata share of any such Servicing Advances that are Nonrecoverable Advances (and interest thereon at the Reimbursement Rate) and/or additional trust fund expenses under the Lead Securitization Servicing Agreement relating to the Mortgage Loan, and (y) if the Lead Securitization Servicing Agreement permits the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Operating Advisor to reimburse itself from the Lead Securitization Trust’s general collections, then the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Operating Advisor, as applicable, may do so and the related Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Lead Securitization Trust out of general collections in the collection account (or equivalent account) established under such Non-Lead Securitization Servicing Agreement for such Non-Lead Securitization Note Holder’s pro rata share of any such Servicing Advances that are Nonrecoverable Advances (and interest thereon at the Reimbursement Rate) and/or additional trust fund expenses under the Lead Securitization Servicing Agreement relating to the Mortgage Loan;

(ii)          each of the Indemnified Parties shall be indemnified (as and to the same extent the Lead Securitization Trust is required to indemnify each of such Indemnified Parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of Lead Securitization Servicing Agreement) by the Securitization Trust holding such Non-Lead Securitization Note, against any of the Indemnified Items to the extent of its pro rata share of such Indemnified Items, and to the extent amounts on deposit in the related “Companion Distribution Account” are insufficient for reimbursement of such amounts, the related Non-Lead Master Servicer will be required to reimburse each of the applicable Indemnified Parties for its pro rata share of the insufficiency out of general collections in the collection account (or equivalent account) established under such Non-Lead Securitization Servicing Agreement;

(iii)         a party to the related Non-Lead Securitization Servicing Agreement will be required to deliver to the Trustee, the Certificate Administrator, the Special Servicer and the Master Servicer (x) promptly following Securitization of such Non-Lead Securitization Note, notice of the deposit of such Non-Lead Securitization Note into a Securitization Trust (which notice may be by email and shall also provide contact information for the related Non-Lead Trustee, Non-Lead Certificate Administrator, Non-Lead Master Servicer, Non-Lead Special Servicer and the party designated to exercise the rights of the “Non-Controlling Note Holder” under this Agreement), accompanied by a certified copy of the executed Non-Lead Securitization Servicing Agreement and (y) notice of any subsequent change in the identity of the related Non-Lead Master Servicer or the party designated to exercise the rights of the related “Non-Controlling Note Holder” under this Agreement (together with the relevant contact information); and

(iv)         the Master Servicer, the Special Servicer, the Trustee and the Lead Securitization Trust shall be third party beneficiaries of the foregoing provisions.

(d)          If a Non-Lead Securitization Note becomes the subject of an Asset Review pursuant to the related Non-Lead Securitization Servicing Agreement, the Master Servicer, the Special Servicer, the Trustee and the Custodian shall reasonably cooperate with the related Non-Lead Asset Representations Reviewer in connection with such Asset Review by providing such Non-Lead Asset Representations Reviewer with any documents reasonably requested by such Non-Lead Asset Representations Reviewer, but only to the extent that such documents are in the possession of the Master Servicer, the Special Servicer, the Trustee or the Custodian, as the case may be.

(e)          Prior to the Securitization of any Note (including any New Note), all notices, reports, information or other deliverables required to be delivered to a Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) only need to be delivered to the related Note Holder (or its Note Holder Representative) and, when so delivered to such Note Holder (or Note Holder Representative, as applicable), the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement. Following the Securitization of any Note (including any New Note), as applicable, all notices, reports, information or other deliverables required to be delivered to a Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be delivered to the master servicer and the special servicer with respect to such Securitization (who then may forward such items to the party entitled to receive such items as and to the extent provided in the related Securitization Servicing Agreement) and, when so delivered to such master servicer and the special servicer, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement; provided, however, that all items that relate to a Non-Lead Depositor’s compliance with any applicable securities laws shall also be delivered to such Non-Lead Depositor.

(f)          Each Lead Securitization Servicing Agreement shall satisfy Moody’s rating methodology for eligible accounts and permitted investments for an “Aaa”-rated securitization.

(g)          The Lead Securitization Note Holder shall cause the Lead Securitization Servicing Agreement to contain provisions requiring the Master Servicer to deliver to any Non-Lead Master Servicer, any Non-Lead Special Servicer and any Non-Lead Trustee (i) notice of any Appraisal Reduction Event (as defined in the Lead Securitization Servicing Agreement) promptly following the occurrence thereof and (ii) a statement of any Appraisal Reduction Amount or Collateral Deficiency Amount (each such term as defined in the Lead Securitization Servicing Agreement) promptly following the calculation thereof.

(h)          The Lead Securitization Note Holder shall:

(i)           give the other Note Holders and the parties to any previously executed Securitization Servicing Agreement (provided that such Securitization Servicing Agreement has been delivered to the Lead Securitization Note Holder) notice of any impending Securitization of such Holder’s Note in writing (which may be by e-mail) within three (3) Business Days after the printing of the preliminary prospectus for such Securitization, together with contact information for each of the parties to the related proposed Securitization Servicing Agreement; and

(ii)          send to the other Note Holders and the parties to each Non-Lead Securitization Servicing Agreement (that are not also party to the Lead Securitization Servicing Agreement) (x) on the Lead Securitization Date (to the extent the applicable parties to the related Non-Lead Securitization Servicing Agreement have been engaged by the related Non-Lead Depositor on or prior to the Lead Securitization Date), a copy (in EDGAR-compatible format) of the execution version of the Lead Securitization Servicing Agreement, (y) within (1) one Business Day after the date of any re-filing by the Depositor of the Lead Securitization Servicing Agreement with the Commission to account for any changes thereto (other than a formal amendment thereto following the Lead Securitization Date), a copy (in EDGAR-compatible format) of the re-filed Lead Securitization Servicing Agreement, and (z) promptly following distribution thereof to the parties to the Lead Securitization Servicing Agreement, any changes made by the Depositor to the Lead Securitization Servicing Agreement (other than a formal amendment thereto following the Lead Securitization Date).

(i)           Each Non-Lead Securitization Note Holder shall provide (or cause to be provided) to the other Note Holders and the parties to any previously executed Securitization Servicing Agreement (provided that such Securitization Servicing Agreement has been delivered to such Non-Lead Securitization Note Holder) notice of the closing of a related Non-Lead Securitization, in writing (which may be by email) prior to or promptly following the related Securitization Date, which notice shall include a copy of the related Non-Lead Securitization Servicing Agreement.

Section 3.          Priority of Payments. Each Note shall be of equal priority, and no portion of any Note shall have priority or preference over any portion of any other Note or security therefor. All amounts tendered by the Mortgage Loan Borrower or otherwise available for payment on or with respect to or in connection with the Mortgage Loan or the Mortgaged Property or amounts realized as proceeds thereof, whether received in the form of Scheduled Payments, the Balloon Payment, Liquidation Proceeds, proceeds under any guaranty, letter of credit or other collateral or instrument securing the Mortgage Loan, Condemnation Proceeds, or Insurance Proceeds (other than proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrower in accordance with the terms of the Mortgage Loan Documents), shall be applied by the Lead Securitization Note Holder (or its designee) to the Notes on a Pro Rata and Pari Passu Basis; provided, that (x) all amounts for required reserves or escrows required by the Mortgage Loan Documents to be held as reserves or escrows or received as reimbursements on account of recoveries in respect of property protection expenses or Servicing Advances then due and payable or reimbursable to the Trustee or any Servicer under the Lead Securitization Servicing Agreement shall be applied to the extent set forth in, and in accordance with the terms of, the Mortgage Loan Documents; and (y) all amounts that are then due, payable or reimbursable to any Servicer with respect to the Mortgage Loan pursuant to the Lead Securitization Servicing Agreement and any other additional compensation payable to it thereunder (including without limitation, any additional trust fund expenses under the Lead Securitization Servicing Agreement relating to the Mortgage Loan (but subject to the second paragraph of Section 5(d) hereof) reimbursable to, or payable by, such parties and any Special Servicing Fees, Liquidation Fees, Workout Fees, Penalty Charges (to the extent provided in the immediately following paragraph), but excluding (i) any P&I Advances (and interest thereon) on the Lead Securitization Note, which shall be reimbursed in accordance with Section 2(b) hereof, and (ii) any Servicing Fees due to the Master Servicer in excess of each Non-Lead Securitization Note’s pro rata share of that portion of such servicing fees calculated at the “primary servicing fee rate” applicable to the Mortgage Loan as set forth in the Lead Securitization Servicing Agreement, which such excess shall not be subject to the allocation provisions of this Section 3) shall be payable in accordance with the Lead Securitization Servicing Agreement.

For clarification purposes, Penalty Charges (as defined in the Lead Securitization Servicing Agreement) paid on each Note shall first, be used to reduce, on a pro rata basis, the amounts payable on each Note by the amount necessary to pay the Master Servicer, the Trustee or the Special Servicer for any interest accrued on any Servicing Advances and reimbursement of any Servicing Advances in accordance with the terms of the Lead Securitization Servicing Agreement, second, be used to reduce the respective amounts payable on each Note by the amount necessary to pay the Master Servicer, Trustee, any Non-Lead Master Servicer or any Non-Lead Trustee, as applicable, for any interest accrued on any P&I Advance made with respect to such Note by such party (if and as specified in the Lead Securitization Servicing Agreement or applicable Non-Lead Securitization Servicing Agreement, as applicable), third, be used to reduce, on a pro rata basis, the amounts payable on each Note by the amount necessary to pay additional trust fund expenses under the Lead Securitization Servicing Agreement (other than Special Servicing Fees, unpaid Workout Fees and Liquidation Fees) incurred with respect to the Mortgage Loan (as specified in the Lead Securitization Servicing Agreement) and finally, with respect to any remaining amount of Penalty Charges, to the Lead Securitization Note (to be paid to the Master Servicer and/or the Special Servicer as additional servicing compensation as provided in the Lead Securitization Servicing Agreement).

Any proceeds received from the sale of the primary servicing rights with respect to the Mortgage Loan shall be remitted, promptly upon receipt thereof, to the Note Holders on a Pro Rata and Pari Passu Basis. Any proceeds received by any Note Holder from the sale of master servicing rights with respect to its Note shall be for its own account.

Section 4.          Workout. Notwithstanding anything to the contrary contained herein, but subject to the terms and conditions of the Lead Securitization Servicing Agreement, and the obligation to act in accordance with the Servicing Standard, if the Lead Securitization Note Holder, or any Servicer, in connection with a workout or proposed workout of the Mortgage Loan, modifies the terms thereof such that (i) the principal balance of the Mortgage Loan is decreased, (ii) the Interest Rate is reduced, (iii) payments of interest or principal on any Note are waived, reduced or deferred or (iv) any other adjustment is made to any of the payment terms of the Mortgage Loan, such modification shall not alter, and any modification of the Mortgage Loan Documents shall be structured to preserve, the equal priorities of each Note as described in Section 3.

Section 5.          Administration of the Mortgage Loan.

(a)          Subject to this Agreement (including but not limited to Section 5(c)) and the Lead Securitization Servicing Agreement and subject to the rights and consents, where required, of the Controlling Note Holder Representative, the Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on its behalf) shall have the sole and exclusive authority with respect to the administration of, and exercise of rights and remedies with respect to, the Mortgage Loan, including, without limitation, the sole authority to modify or waive any of the terms of the Mortgage Loan Documents or consent to any action or failure to act by the Mortgage Loan Borrower or any other party to the Mortgage Loan Documents, call or waive any Event of Default, accelerate the Mortgage Loan or institute any foreclosure action or other remedy, and no Non-Lead Securitization Note Holder shall have any voting, consent or other rights whatsoever except as explicitly set forth herein with respect to the Lead Securitization Note Holder’s administration of, or exercise of its rights and remedies with respect to, the Mortgage Loan. Subject to this Agreement and the Lead Securitization Servicing Agreement, no Non-Lead Securitization Note Holder shall have any right to, and each Non-Lead Securitization Note Holder hereby presently and irrevocably assigns and conveys to the Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on behalf of the Lead Securitization Note Holder) the rights, if any, that such Note Holder has to, (i) call, or cause the Lead Securitization Note Holder to call, an Event of Default under the Mortgage Loan, or (ii) exercise any remedies with respect to the Mortgage Loan or the Mortgage Loan Borrower, including, without limitation, filing, or causing the Lead Securitization Note Holder to file, any bankruptcy petition against the Mortgage Loan Borrower. The Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on its behalf) shall not have any fiduciary duty to any Non-Lead Securitization Note Holder in connection with the administration of the Mortgage Loan (but the foregoing shall not relieve the Lead Securitization Note Holder from the obligation to make any disbursement of funds as set forth herein or its obligation to follow the Servicing Standard (in the case of the Master Servicer or the Special Servicer) or any liability for failure to do so).

Each Note Holder hereby acknowledges the right and obligation of the Lead Securitization Note Holder (or the Special Servicer acting on behalf of the Lead Securitization Note Holder), upon the Mortgage Loan becoming a Defaulted Loan, to sell the Notes together as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall be required to sell the Notes together as notes evidencing one whole loan and shall require that all offers be submitted to the Trustee in writing. Whether any cash offer constitutes a fair price for the Mortgage Loan shall be determined by the Special Servicer (unless the offeror is an Interested Person, in which case the Trustee shall make such determination); provided, that no offer from an Interested Person shall constitute a fair price unless (i) it is the highest offer received and (ii) at least two bona fide other offers are received from independent third parties. In determining whether any offer received represents a fair price for the Mortgage Loan, the Trustee or the Special Servicer, as applicable, shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with the Lead Securitization Servicing Agreement within the preceding nine (9)-month period or, in the absence of any such Appraisal, on a new Appraisal. The Trustee shall select the appraiser conducting any such new Appraisal. In determining whether any such offer constitutes a fair price for the Mortgage Loan, the Trustee or the Special Servicer, as applicable, shall instruct the appraiser to take into account (in addition to the results of any Appraisal or updated Appraisal that it may have obtained pursuant to the Lead Securitization Servicing Agreement), as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property and the state of the local economy. The Trustee may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters with at least 5 years’ experience in valuing or investing in loans similar to the Mortgage Loan that has been selected with reasonable care by the Trustee to determine if such cash offer constitutes a fair price for the Mortgage Loan, and that has been retained by the Trustee at the expense of the Note Holders in connection with making such determination. Notwithstanding the foregoing, the Lead Securitization Note Holder (or the Special Servicer acting on its behalf) shall not be permitted to sell the Mortgage Loan without the written consent of each Non-Lead Securitization Note Holder unless the Special Servicer has delivered to each Non-Lead Securitization Note Holder: (a) at least 15 Business Days prior written notice of any decision to attempt to sell the Mortgage Loan; (b) at least 10 days prior to the proposed sale date, a copy of each bid package (together with any amendments to such bid packages) received by the Special Servicer in connection with any such proposed sale; (c) at least 10 days prior to the proposed sale date, a copy of the most recent Appraisal for the Mortgage Loan, and any documents in the Servicing File reasonably requested by such Non-Lead Securitization Note Holder; and (d) until the sale is completed, and a reasonable period of time (but no less time than is afforded to other offerors and the Lead Securitization Directing Certificateholder) prior to the proposed sale date, all information and other documents being provided to other offerors and all leases or other documents that are approved by the Master Servicer or the Special Servicer in connection with the proposed sale. Subject to the foregoing, each Note Holder or its Note Holder Representative shall be permitted to submit an offer at any sale of the Mortgage Loan unless such Person is the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party.

Each Note Holder (to the extent it is not the same entity as the Lead Securitization Note Holder) hereby appoints the Lead Securitization Note Holder as its agent, and grants to the

Lead Securitization Note Holder an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of soliciting and accepting offers for and consummating the sale of its Note. Each Note Holder (to the extent it is not the same entity as the Lead Securitization Note Holder) further agrees that, upon the request of the Lead Securitization Note Holder, such Note Holder shall execute and deliver to or at the direction of Lead Securitization Note Holder such powers of attorney or other instruments as the Lead Securitization Note Holder may reasonably request to better assure and evidence the foregoing appointment and grant, in each case promptly following request, and shall deliver any related original documentation evidencing its Note (endorsed in blank if necessary) to or at the direction of the Lead Securitization Note Holder in connection with the consummation of any such sale.

The authority of the Lead Securitization Note Holder to sell any Non-Lead Securitization Note, and the obligations of any other Note Holder to execute and deliver instruments or deliver the related Note upon request of the Lead Securitization Note Holder, shall terminate and cease to be of any further force or effect upon the date, if any, upon which the Lead Securitization Note is repurchased by the holder of such Lead Securitization Note that sold such Lead Securitization Note into such Securitization from the trust fund established under the Lead Securitization Servicing Agreement in connection with a material breach of representation or warranty made by such Person with respect to the Lead Securitization Note or material document defect with respect to the documents delivered by such Person with respect to the Lead Securitization Note upon the consummation of the Lead Securitization. The preceding sentence shall not be construed to grant to any Non-Lead Securitization Note Holder the benefit of any representation or warranty made by the holder of the Lead Securitization Note that sold such Lead Securitization Note into the Lead Securitization or any document delivery obligation imposed on such Person under any mortgage loan purchase and sale agreement, instrument of transfer or other document or instrument that may be executed or delivered by such Person in connection with the Lead Securitization.

(b)          The administration of the Mortgage Loan shall be governed by this Agreement and the Lead Securitization Servicing Agreement. The servicing of the Mortgage Loan shall be carried out by the Master Servicer and, if the Mortgage Loan is a Specially Serviced Loan (or to the extent otherwise provided in the Lead Securitization Servicing Agreement), by the Special Servicer, in each case pursuant to the Lead Securitization Servicing Agreement. Notwithstanding anything to the contrary contained herein, in accordance with the Lead Securitization Servicing Agreement, the Lead Securitization Note Holder shall cause the Master Servicer and the Special Servicer to service and administer the Mortgage Loan in accordance with the Servicing Standard, taking into account the interests of each Note Holder. The Note Holders agree to be bound by the terms of the Lead Securitization Servicing Agreement. All rights and obligations of the Lead Securitization Note Holder described hereunder may be exercised by the Master Servicer, the Special Servicer, the Certificate Administrator or the Trustee on behalf of the Lead Securitization Note Holder to the extent set forth in the Lead Securitization Servicing Agreement. The Lead Securitization Servicing Agreement shall not be amended in any manner that may adversely affect any Non-Lead Securitization Note Holder in its capacity as Non-Lead Securitization Note Holder without such Non-Lead Securitization Note Holder’s prior written consent. Each Non-Lead Securitization Note Holder (unless it is, or is an Affiliate of, the Mortgage Loan Borrower) shall be a third-

party beneficiary to the Lead Securitization Servicing Agreement with respect to its rights as specifically provided for therein.

(c)          Notwithstanding the foregoing, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be required (i) to provide copies of any notice, information and report that it is required to provide to the Lead Securitization Directing Certificateholder pursuant to (notwithstanding the existence of any “control termination event” (or analogous term) under) the Lead Securitization Servicing Agreement with respect to any Major Decisions or the implementation of any recommended actions outlined in an Asset Status Report (as defined in the Lead Securitization Servicing Agreement) relating to the Mortgage Loan, to each Non-Lead Securitization Note Holder (or its Note Holder Representative), within the same time frame it is required to provide to the Lead Securitization Directing Certificateholder (for this purpose, without regard to whether such items are actually required to be provided to the Lead Securitization Directing Certificateholder under the Lead Securitization Servicing Agreement due to the occurrence of a Control Termination Event or a Consultation Termination Event) and (ii) to consult with each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) on a strictly non-binding basis, to the extent having received such notices, information and reports, such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) requests consultation with respect to any such Major Decision or the implementation of any recommended action outlined in an Asset Status Report relating to the Mortgage Loan, and consider alternative actions recommended by such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative); provided that after the expiration of a period of ten (10) Business Days from the delivery to such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) of written notice of a proposed action, together with copies of the notice, information and report required to be provided to the Lead Securitization Directing Certificateholder, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall no longer be obligated to consult with such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative), whether or not such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) has responded within such ten (10) Business Day period (unless, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) proposes a new course of action that is materially different from the action previously proposed, in which case such ten (10) Business Day period shall be deemed to begin anew from the date of such proposal and delivery of all information relating thereto). Notwithstanding the consultation rights of each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) set forth in the immediately preceding sentence, the Lead Securitization Note Holder (or Master Servicer or Special Servicer, acting on its behalf) may make any Major Decision or take any action set forth in the Asset Status Report before the expiration of the aforementioned ten (10) Business Day period if the Lead Securitization Note Holder (or Master Servicer or Special Servicer, as applicable) determines that immediate action with respect thereto is necessary to protect the interests of the Note Holders. In no event shall the Lead Securitization Note Holder (or Master Servicer or Special Servicer, acting on its behalf) be obligated at any time to follow or take any alternative actions recommended by a Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative).

In addition to the consultation rights provided in the immediately preceding paragraph, each Non-Controlling Note Holder shall have the right to annual meetings (which may be held telephonically) with the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf), upon reasonable notice and at times reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, in which servicing issues related to the Mortgage Loan are discussed.

(d)          If any Note is included as an asset of a real estate mortgage investment conduit (a “REMIC”), within the meaning of Section 860D(a) of the Code, then, any provision of this Agreement to the contrary notwithstanding: (i) the Mortgage Loan shall be administered such that the Notes shall qualify at all times as (or as interests in) a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, (ii) any real property (and related personal property) acquired by or on behalf of the Note Holders pursuant to a foreclosure, exercise of a power of sale or delivery of a deed in lieu of foreclosure of the Mortgage or lien on such property following a default on the Mortgage Loan shall be administered so that the interest of the pro rata share of each Note Holder therein shall at all times qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code and (iii) no Servicer may modify, waive or amend any provision of the Mortgage Loan, consent to or withhold consent from any action of the Mortgage Loan Borrower, or exercise or refrain from exercising any powers or rights which the Note Holders may have under the Mortgage Loan Documents, if any such action would constitute a “significant modification” of the Mortgage Loan, within the meaning of Section 1.860G-2(b) of the regulations of the United States Department of the Treasury, more than three (3) months after the startup day of the REMIC which includes the Notes (or any portion thereof), or would otherwise violate any REMIC provisions applicable to a REMIC that holds any Note (or any portion thereof). Each Note Holder agrees that the provisions of this paragraph shall be effected by compliance with any REMIC provisions in the Lead Securitization Servicing Agreement relating to the administration of the Mortgage Loan.

Anything herein or in the Lead Securitization Servicing Agreement to the contrary notwithstanding, if one of the Notes is included in a particular REMIC trust and another is not, such other Note Holder shall not be required to reimburse such Note Holder or any other Person for payment of (i) any taxes imposed on such REMIC trust, (ii) any costs or expenses relating to the administration of such REMIC trust or to any determination respecting the amount, payment or avoidance of any tax under such REMIC trust or (iii) any advances for any of the foregoing or any interest thereon or for deficits in other items of disbursement or income resulting from the use of funds for payment of any such taxes, costs or expenses or advances, nor shall any disbursement or payment otherwise distributable to any other Note Holder be reduced to offset or make-up any such payment or deficit.

Section 6.          Rights of the Controlling Note Holder.

(a)          The Controlling Note Holder shall have the right at any time to appoint a representative in connection with the exercise of its rights and obligations with respect to the Mortgage Loan (the “Controlling Note Holder Representative”). The Controlling Note Holder shall have the right in its sole discretion at any time and from time to time to remove and replace the Controlling Note Holder Representative. When exercising its various rights under Section 5 and elsewhere in this Agreement, the Controlling Note Holder may, at its option, in each case, act through the Controlling Note Holder Representative. The Controlling Note Holder Representative may be any Person, including, without limitation, the Controlling Note Holder, any officer or employee of the Controlling Note Holder, any affiliate of the Controlling Note Holder or any other unrelated third party (other than the Mortgage Loan Borrower, any manager of a Mortgaged Property or any principal or Affiliate thereof). No such Controlling Note Holder Representative shall owe any fiduciary duty or other duty to any other Person (other than the Controlling Note Holder). All actions that are permitted to be taken by the Controlling Note Holder under this Agreement may be taken by the Controlling Note Holder Representative acting on behalf of the Controlling Note Holder. Any Servicer acting on behalf of the Lead Securitization Note Holder shall not be required to recognize any Person as a Controlling Note Holder Representative until the Controlling Note Holder has notified such Servicer or Trustee of such appointment and, if the Controlling Note Holder Representative is not the same Person as the Controlling Note Holder, the Controlling Note Holder Representative provides any Servicer or Trustee with written confirmation of its acceptance of such appointment, an address and telecopy number for the delivery of notices and other correspondence and a list of officers or employees of such person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers). The Controlling Note Holder shall promptly deliver such information to any Servicer. None of the Servicers, Operating Advisor and Trustee shall be required to recognize any person as a Controlling Note Holder Representative until they receive such information from the Controlling Note Holder. The Controlling Note Holder agrees to inform each such Servicer or Trustee of the then-current Controlling Note Holder Representative.

Each Non-Controlling Note Holder shall provide notice of its identity and contact information (including any change thereof) to the Trustee, Certificate Administrator, the Master Servicer and the Special Servicer under the Lead Securitization; provided, that each Initial Note Holder shall be deemed to have provided such notice on the date hereof. The Trustee, Certificate Administrator, the Master Servicer and the Special Servicer under the Lead Securitization shall be entitled to conclusively rely on such identity and contact information received by it and shall not be liable in respect of any deliveries hereunder sent in reliance thereon.

Each Non-Controlling Note Holder shall have the right at any time to appoint a representative in connection with the exercise of its rights and obligations with respect to the Mortgage Loan (with respect to such Note Holder, the “Non-Controlling Note Holder Representative”). All of the provisions relating to the Controlling Note Holder and the Controlling Note Holder Representative set forth in the first paragraph of this Section 6(a) (except those contained in the last sentence thereof) and the second paragraph of this Section 6(a) shall apply to each Non-Controlling Note Holder and its Non-Controlling Note Holder Representative mutatis mutandis. The related Non-Controlling Note Holder Representative with respect to each Non-Lead Securitization Note, as of the date of this Agreement and until the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer) is notified otherwise, shall be the respective Initial Note Holder, provided that at any time such Non-Lead Securitization Note is included in a Securitization, references to the “Non-Controlling Note Holder” herein shall mean the related “Directing Certificateholder” or “Controlling Class Representative” (or analogous term) under the Non-Lead Securitization or any other party assigned the rights to exercise the rights of the related “Non-Controlling Note

Holder” hereunder, as and to the extent provided in the related Non-Lead Securitization Servicing Agreement and as to the identity of which the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer) has been given written notice.

For so long as the Controlling Note is included in the Lead Securitization, the “Directing Certificateholder” under the Lead Securitization Servicing Agreement (or any other party designated under the Lead Securitization Servicing Agreement to exercise the rights of the Controlling Note Holder hereunder) shall be the Controlling Note Holder Representative.

No Controlling Note Holder Representative or Non-Controlling Note Holder Representative shall owe any fiduciary duty to the trustee, any servicer, any special servicer, any certificateholder in any Securitization or the other holders of any Note. No Controlling Note Holder Representative or Non-Controlling Note Holder Representative shall have any liability to any of the trustee, any servicer, any special servicer, any certificateholder in any Securitization or the other holders of any Notes for any action taken, or for refraining from the taking of any action or the giving of any consent or for errors in judgment. Each holder of a Note (by acceptance of its Note) acknowledges and agrees that (i) the Controlling Note Holder Representative and the Non-Controlling Note Holder Representative may each have relationships and interests that conflict with those of certificateholders in any Securitization or the other holders of any Note; (ii) the Controlling Note Holder Representative and the Non-Controlling Note Holder Representative may act solely in its interest; (iii) the Controlling Note Holder Representative and the Non-Controlling Note Holder Representative do not have any duties to the certificateholders in any Securitization or the other holders of any Notes; (iv) the Controlling Note Holder Representative and the Non-Controlling Note Holder Representative may take actions that favor interests of itself over the interests of the certificateholders in any Securitization or the other Holders; (v) neither the Controlling Note Holder Representative nor the Non-Controlling Note Holder Representative will have any liability whatsoever to the certificateholders in any Securitization or the other holders of any Notes or any other person (including the Borrowers) for having acted in accordance with or as permitted under the terms of the any applicable Securitization Servicing Agreement and this paragraph; and (vi) the certificateholders in any Securitization or the other holders of Notes may not take any action whatsoever against the Controlling Note Holder Representative or the Non-Controlling Note Holder Representative or any of the respective affiliates, directors, officers, shareholders, members, partners, agents or principals thereof as a result of the Controlling Note Holder Representative or the Non-Controlling Note Holder Representative having acted in accordance with the terms of and as permitted under any applicable Securitization Servicing Agreement and this Agreement.

Section 7.          Appointment of Special Servicer. The Controlling Note Holder (or its Controlling Note Holder Representative) shall have the right (subject to the terms, conditions and limitations in the Lead Securitization Servicing Agreement) at any time and from time to time, with or without cause, to replace the Special Servicer then acting with respect to the Mortgage Loan and appoint a replacement Special Servicer in lieu thereof. Any designation by the Controlling Note Holder (or its Controlling Note Holder Representative) of a Person to serve as Special Servicer shall be made by delivering to each other Note Holder, the Master Servicer, the Special Servicer and each other party to the Lead Securitization Servicing Agreement a written notice stating such designation and satisfying the other conditions to such replacement as set forth in the Lead Securitization Servicing Agreement and this Agreement (including, without limitation, a Rating Agency Communication or a Rating Agency Confirmation, but only if required by the terms of the Lead Securitization Servicing Agreement), if any. The Controlling Note Holder shall be solely responsible for any expenses incurred in connection with any such replacement without cause. The Controlling Note Holder shall notify the other parties hereto of its termination of the then currently serving Special Servicer and its appointment of a replacement Special Servicer in accordance with this Section 7. If the Controlling Note Holder has not appointed a Special Servicer with respect to the Mortgage Loan as of the consummation of the securitization under the Lead Securitization Servicing Agreement, then the initial Special Servicer designated in the Lead Securitization Servicing Agreement shall serve as the initial Special Servicer but this shall not limit the right of the Controlling Note Holder (or its Controlling Note Holder Representative) to designate a replacement Special Servicer for the Mortgage Loan as aforesaid. If a Servicer Termination Event on the part of the Special Servicer has occurred that affects any Non-Controlling Note Holder, such Non-Controlling Note Holder shall have the right to direct the Trustee (or at any time that the Mortgage Loan is no longer included in a Securitization Trust, the Controlling Note Holder) to terminate the Special Servicer under the Lead Securitization Servicing Agreement (or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the successor servicing agreement pursuant to which the Mortgage Loan is being serviced) solely with respect to the Mortgage Loan pursuant to and in accordance with the terms of the Lead Securitization Servicing Agreement (or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the successor servicing agreement pursuant to which the Mortgage Loan is being serviced). Each Note Holder acknowledges and agrees that any successor special servicer appointed to replace the Special Servicer with respect to the Mortgage Loan that was terminated for cause at a Non-Controlling Note Holder’s direction cannot at any time be the person (or an Affiliate thereof) that was so terminated without the prior written consent of such Non-Controlling Note Holder. Each Non-Controlling Note Holder shall be solely responsible for reimbursing the Trustee’s or the Controlling Note Holder’s, as applicable, costs and expenses, if not paid within a reasonable time by the terminated special servicer and, in the case of the Trustee, that would otherwise be reimbursed to the Trustee from amounts on deposit in the Lead Securitization’s “collection account”.

Section 8.          Payment Procedure.

(a)          The Lead Securitization Note Holder, in accordance with the priorities set forth in Section 3 and subject to the terms of the Lead Securitization Servicing Agreement, shall deposit or cause to be deposited all payments allocable to the Notes to the Collection Account and/or related Companion Distribution Account (each as defined in the Lead Securitization Servicing Agreement) pursuant to and in accordance with the Lead Securitization Servicing Agreement. The Lead Securitization Note Holder (or the Master Servicer acting on its behalf) shall deposit such payments to the applicable account within one Business Day of receipt of properly identified funds by the Lead Securitization Note Holder (or the Master Servicer acting on its behalf) from or on behalf of the Mortgage Loan Borrower (provided, that to the extent that any payment is received after 2:00 p.m. (Eastern Time) on any given Business Day, the Master Servicer is required to use commercially reasonable efforts to deposit such payments into the applicable account within one (1) Business Day of receipt of such payments but, in any event, the Master Servicer is required to deposit such payments into the applicable account within two (2) Business Days of receipt of such payments).

(b)          If the Lead Securitization Note Holder determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of any Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Mortgage Loan Borrower or paid to any Note Holder or any Servicer or paid to any other Person, then, notwithstanding any other provision of this Agreement, the Lead Securitization Note Holder shall not be required to distribute any portion thereof to any Non-Lead Securitization Note Holder and each Non-Lead Securitization Note Holder shall promptly on demand by the Lead Securitization Note Holder repay to the Lead Securitization Note Holder any portion thereof that the Lead Securitization Note Holder shall have theretofore distributed to such Non-Lead Securitization Note Holder, together with interest thereon at such rate, if any, as the Lead Securitization Note Holder shall have been required to pay to any Mortgage Loan Borrower, Master Servicer, Special Servicer or such other Person with respect thereto.

(c)          If, for any reason, the Lead Securitization Note Holder makes any payment to any Non-Lead Securitization Note Holder before the Lead Securitization Note Holder has received the corresponding payment (it being understood that the Lead Securitization Note Holder is under no obligation to do so), and the Lead Securitization Note Holder does not receive the corresponding payment within five (5) Business Days of its payment to such Non-Lead Securitization Note Holder, such Non-Lead Securitization Note Holder shall, at the Lead Securitization Note Holder’s request, promptly return that payment to the Lead Securitization Note Holder.

(d)          Each Note Holder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mortgage Loan in excess of its distributable share thereof, it shall promptly remit such excess to the applicable Note Holder, subject to this Agreement and the Lead Securitization Servicing Agreement. The Lead Securitization Note Holder shall have the right to offset any amounts due hereunder from a Non-Lead Securitization Note Holder with respect to the Mortgage Loan against any future payments due to such Non-Lead Securitization Note Holder under the Mortgage Loan. Such Non-Lead Securitization Note Holder’s obligations under this Section 8 constitute absolute, unconditional and continuing obligations.

(e)          References in this Section 8 to the Lead Securitization Note Holder shall be deemed to include the Master Servicer acting on its behalf.

Section 9.          Limitation on Liability of the Note Holders. No Note Holder shall have any liability to any other Note Holder with respect to its Note except with respect to losses actually suffered due to the gross negligence, willful misconduct or breach of this Agreement on the part of such Note Holder; provided, that, notwithstanding any of the foregoing to the contrary, each Servicer will nevertheless be subject to the obligations and standards (including the Servicing Standard) set forth in the related Securitization Servicing Agreement.

The Note Holders acknowledge that, subject to the obligation of the Lead Securitization Note Holder (including any Servicer and the Trustee) to comply with, and except as otherwise required by, the Servicing Standard, the Lead Securitization Note Holder (including any Servicer and the Trustee) may exercise, or omit to exercise, any rights that the Lead Securitization Note Holder may have under the Lead Securitization Servicing Agreement in a manner that may be adverse to the interests of any Non-Lead Securitization Note Holder and that the Lead Securitization Note Holder (including any Servicer and the Trustee) shall have no liability whatsoever to any Non-Lead Securitization Note Holder in connection with the Lead Securitization Note Holder’s exercise of rights or any omission by the Lead Securitization Note Holder to exercise such rights other than as described above; provided, that each Servicer must act in accordance with the Servicing Standard and the terms of this Agreement.

Section 10.          Bankruptcy. Subject to Section 5(c), each Note Holder hereby covenants and agrees that only the Lead Securitization Note Holder has the right to institute, file, commence, acquiesce, petition under Bankruptcy Code Section 303 or otherwise or join any Person in any such petition or otherwise invoke or cause any other Person to invoke an Insolvency Proceeding with respect to or against the Mortgage Loan Borrower or seek to appoint a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Mortgage Loan Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Mortgage Loan Borrower. Each Note Holder further agrees that only the Lead Securitization Note Holder, and not any Non-Lead Securitization Note Holder, can make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding. The Note Holders hereby appoint the Lead Securitization Note Holder as their agent, and grant to the Lead Securitization Note Holder an irrevocable power of attorney coupled with an interest, and their proxy, for the purpose of exercising any and all rights and taking any and all actions available to any Non-Lead Securitization Note Holder in connection with any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding, including, without limitation, the right to file and/or prosecute any claim, vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code with respect to the Mortgage Loan, and to file a motion to modify, lift or terminate the automatic stay with respect to the Mortgage Loan. The Note Holders hereby agree that, upon the request of the Lead Securitization Note Holder, each Non-Lead Securitization Note Holder shall execute, acknowledge and deliver to the Lead Securitization Note Holder all and every such further deeds, conveyances and instruments as the Lead Securitization Note Holder may reasonably request for the better assuring and evidencing of the foregoing appointment and grant. All actions taken by any Servicer in connection with any Insolvency Proceeding are subject to and must be in accordance with the Servicing Standard and the terms of this Agreement.

Section 11.          Representations of the Note Holders. Each Note Holder represents and warrants that the execution, delivery and performance of this Agreement is within its corporate powers, has been duly authorized by all necessary corporate action, and does not contravene such Note Holder’s charter or any law or contractual restriction binding upon such Note Holder, and that this Agreement is the legal, valid and binding obligation of such Note Holder enforceable against such Note Holder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law. Each Note Holder represents and warrants that it is duly organized, validly existing, in good standing and in possession of all licenses and authorizations necessary to carry on its business. Each Note Holder represents and warrants that (a) this Agreement has been duly executed and delivered by such Note Holder, (b) to such Note Holder’s actual knowledge, all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by such Note Holder have been obtained or made and (c) to such Note Holder’s actual knowledge, there is no pending action, suit or proceeding, arbitration or governmental investigation against such Note Holder, an adverse outcome of which would materially and adversely affect its performance under this Agreement.

Section 12.          No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the relationship created hereby between the Note Holders as a partnership, association, joint venture or other entity. The Lead Securitization Note Holder shall have no obligation whatsoever to offer to any Non-Lead Securitization Note Holder the opportunity to purchase a participation interest in any future loans originated by the Lead Securitization Note Holder or its Affiliates and if the Lead Securitization Note Holder chooses to offer to any Non-Lead Securitization Note Holder the opportunity to purchase a participation interest in any future mortgage loans originated by the Lead Securitization Note Holder or its Affiliates, such offer shall be at such purchase price and interest rate as the Lead Securitization Note Holder chooses, in its sole and absolute discretion. No Non-Lead Securitization Note Holder shall have any obligation whatsoever to purchase from the Lead Securitization Note Holder a participation interest in any future loans originated by the Lead Securitization Note Holder or its Affiliates.

Section 13.          Other Business Activities of the Note Holders. Each Note Holder acknowledges that each other Note Holder or its Affiliates may make loans or otherwise extend credit to, and generally engage in any kind of business with, the Mortgage Loan Borrower or any Affiliate thereof, any entity that is a holder of debt secured by direct or indirect ownership interests in the Mortgage Loan Borrower or any Affiliate thereof or any entity that is a holder of a preferred equity interest in the Mortgage Loan Borrower or any Affiliate thereof (each, a “Mortgage Loan Borrower Related Party”), and receive payments on such other loans or extensions of credit to Mortgage Loan Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

Section 14.          Sale of the Notes.

(a)          Each Note Holder agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its respective Note (or a participation interest in such Note) (a “Transfer”) except to a Qualified Institutional Lender in accordance with the terms of this Agreement. Promptly after any such Transfer, any non-transferring Note Holders shall be provided with (x) a representation from each transferee or the transferring Note Holder certifying that such transferee is a Qualified

Institutional Lender (except in the case of a Transfer in accordance with the immediately following sentence or a Transfer by a Note Holder to an entity that constitutes a Qualified Institutional Lender pursuant to clause (c)(iii) of the definition thereof) and (y) a copy of the assignment and assumption agreement referred to in Section 15 (unless the transferee is a Securitization Trust and the related pooling and servicing agreement requires the parties thereto to comply with this Agreement). If a Note Holder intends to Transfer its respective Note, or any portion thereof, to an entity that is not a Qualified Institutional Lender, it must first (a) obtain the consent of each non-transferring Note Holder and (b) if any such non-transferring Note Holder’s Note is held in a Securitization Trust, provide each of the applicable engaged Rating Agencies for such Securitization Trust with a Rating Agency Communication. Notwithstanding the foregoing, without each non-transferring Note Holder’s prior consent (which will not be unreasonably withheld), and, if any non-transferring Note Holder’s Note is held in a Securitization Trust, until a Rating Agency Confirmation is received from each engaged Rating Agency for such Securitization Trust, no Note Holder shall Transfer all or any portion of its Note (or a participation interest in such Note) to the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party and any such Transfer shall be absolutely null and void and shall vest no rights in the purported transferee. The transferring Note Holder agrees that it shall pay the expenses of any non-transferring Note Holder (including all expenses of the Master Servicer, the Special Servicer, the Trustee and any Controlling Note Holder or Controlling Note Holder Representative) and all expenses relating to any Rating Agency Communication or Rating Agency Confirmation in connection with any such Transfer. Notwithstanding the foregoing, each Note Holder shall have the right, without the need to obtain the consent of any other Note Holder or of any other Person or having to provide any Rating Agency Communication, to Transfer 49% or less (in the aggregate) of its beneficial interest in a Note, other than to the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party. None of the provisions of this Section 14(a) shall apply in the case of (1) a sale of the Lead Securitization Note together with all of the Non-Lead Securitization Notes, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement or (2) a transfer by the Special Servicer, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement, of the Mortgage Loan or the Mortgaged Property, upon the Mortgage Loan becoming a Defaulted Loan, to a single member limited liability or limited partnership, 100% of the equity interest in which is owned directly or indirectly, through one or more single member limited liability companies or limited partnerships, by the Lead Securitization Trust.

(b)          In the case of any Transfer of a participation interest in any of the Notes, (i) the respective Note Holders’ obligations under this Agreement shall remain unchanged, (ii) such Note Holders shall remain solely responsible for the performance of such obligations, and (iii) the Lead Securitization Note Holder and any Persons acting on its behalf shall continue to deal solely and directly with such Note Holder in connection with such Note Holder’s rights and obligations under this Agreement and the Lead Securitization Servicing Agreement, and all amounts payable hereunder shall be determined as if such Note Holder had not sold such participation interest.

(c)          Notwithstanding any other provision hereof, any Note Holder may pledge (a “Pledge”) its Note to any entity (other than the Mortgage Loan Borrower or any Affiliate thereof) which has extended a credit or repurchase facility to such Note Holder and that is either a Qualified Institutional Lender or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each applicable Rating Agency (or, if not rated by an applicable Rating Agency, an equivalent (or higher) rating from any two of Fitch, Moody’s and S&P) (a “Note Pledgee”), on terms and conditions set forth in this Section 14(c), it being further agreed that a financing provided by a Note Pledgee to a Note Holder or any person which Controls such Note that is secured by its Note and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided that a Note Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Note without a Rating Agency Confirmation. Upon written notice by the applicable Note Holder to each other Note Holder and any Servicer that a Pledge has been effected (including the name and address of the applicable Note Pledgee), each other Note Holder agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Note Pledgee written notice of any default by the pledging Note Holder in respect of its obligations under this Agreement of which default such Note Holder has actual knowledge; (ii) to allow such Note Pledgee a period of ten (10) days to cure a default by the pledging Note Holder in respect of its obligations to each other Note Holder hereunder, but such Note Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Note Pledgee without the written consent of such Note Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; (iv) that such other Note Holder shall give to such Note Pledgee copies of any notice of default under this Agreement simultaneously with the giving of same to the pledging Note Holder and accept any cure thereof by such Note Pledgee which such pledging Note Holder has the right (but not the obligation) to effect hereunder, as if such cure were made by such pledging Note Holder; (v) that such other Note Holder shall deliver to Note Pledgee such estoppel certificate(s) as Note Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Note Holder; and (vi) that, upon written notice (a “Redirection Notice”) to each other Note Holder and any Servicer by such Note Pledgee that the pledging Note Holder is in default, beyond any applicable cure periods, under the pledging Note Holder’s obligations to such Note Pledgee pursuant to the applicable credit agreement between the pledging Note Holder and such Note Pledgee (which notice need not be joined in or confirmed by the pledging Note Holder), and until such Redirection Notice is withdrawn or rescinded by such Note Pledgee, Note Pledgee shall be entitled to receive any payments that any Note Holder or Servicer would otherwise be obligated to pay to the pledging Note Holder from time to time pursuant to this Agreement or the Lead Securitization Servicing Agreement. Any pledging Note Holder hereby unconditionally and absolutely releases each other Note Holder and any Servicer from any liability to the pledging Note Holder on account of such other Note Holder’s or Servicer’s compliance with any Redirection Notice believed by any Servicer or such other Note Holder to have been delivered by a Note Pledgee. Note Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Note Holder to such Note Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement. In such event, the Note Holders and any Servicer shall recognize such Note Pledgee (and any transferee other than the Mortgage Loan Borrower or any Affiliate thereof which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Note Pledgee or any transfer in lieu of foreclosure), and its successor and assigns, as the successor to the pledging Note Holder’s rights, remedies and obligations under this Agreement, and any such Note Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Note Holder hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Note Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of a Note Pledgee under this Section 14(c) shall remain effective as to any Note Holder (and any Servicer) unless and until such Note Pledgee shall have notified any such Note Holder (and any Servicer, as applicable) in writing that its interest in the pledged Note has terminated.

(d)          Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Institutional Lender provides financing to a Note Holder then such Note Holder shall have the right to grant a security interest in its Note to such Conduit notwithstanding that such Conduit is not a Qualified Institutional Lender, if the following conditions are satisfied:

(i)           The loan (the “Conduit Inventory Loan”) made by the Conduit to such Note Holder to finance the acquisition and holding of its Note requires a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii)          The Conduit Credit Enhancer is a Qualified Institutional Lender;

(iii)         Such Note Holder pledges (or sells, transfers or assigns as part of a repurchase facility) its interest in its Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv)         The Conduit Credit Enhancer and the Conduit agree that, if such Note Holder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Note Holder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of such Note Holder’s Note to the Conduit Credit Enhancer; and

(v)          Unless the Conduit is in fact then a Qualified Institutional Lender, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Note pledged by such Note Holder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Institutional Lender at a foreclosure sale conducted by a Note Pledgee.

Section 15.          Registration of the Notes and Each Note Holder. The Agent shall keep or cause to be kept at the Agent Office books (the “Note Register”) for the registration and transfer of the Notes. The Agent shall serve as the initial note registrar and the Agent hereby accepts such appointment. The names and addresses of the holders of the Notes and the names and addresses of any transferee of any Note of which the Agent has received notice, in the form of a copy of the assignment and assumption agreement referred to in this Section 15, shall be registered in the Note Register. The Person in whose name a Note is so registered shall be deemed and treated as the sole owner and holder thereof for all purposes of this Agreement. Upon request of a Note Holder, the Agent shall provide such party with the names and addresses of each other Note Holder. To the extent the Trustee or another party is appointed as Agent hereunder, each Note Holder hereby designates such person as its agent under this Section 15 solely for purposes of maintaining the Note Register.

In connection with any Transfer of a Note (but excluding any Pledgee unless and until it realizes on its Pledge), a transferee shall execute an assignment and assumption agreement (unless the transferee is a Securitization Trust and the related pooling and servicing agreement requires the parties thereto to comply with this Agreement), whereby such transferee assumes all of the obligations of the applicable Note Holder hereunder with respect to such Note thereafter accruing and agrees to be bound by the terms of this Agreement, including the applicable restriction on Transfers set forth in Section 14, from and after the date of such assignment. No transfer of a Note may be made unless it is registered on the Note Register, and the Agent shall not recognize any attempted or purported transfer of any Note in violation of the provisions of Section 14 and this Section 15. Any such purported transfer shall be absolutely null and void and shall vest no rights in the purported transferee. Each Note Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Agent and each other Note Holder against any liability that may result if the transfer is not made in accordance with the provisions of this Agreement.

Section 16.          Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 17.          Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)          SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)          CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)          AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH A PARTY HEREIN SHALL HAVE BEEN NOTIFIED; AND

(d)          AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 18.          Modifications. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by each Note Holder. Additionally, for as long as any Note is contained in a Securitization Trust, the Note Holders shall not amend or modify this Agreement without first delivering a Rating Agency Communication to each Rating Agency then rating any securities of any Securitization; provided that no such Rating Agency Communication shall be required in connection with a modification (i) to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein or with the Lead Securitization Servicing Agreement, or (ii) with respect to matters or questions arising under this Agreement, to make provisions of this Agreement consistent with other provisions of this Agreement (including, without limitation, in connection with the creation of New Notes pursuant to Section 32).

Section 19.          Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except as provided herein, including without limitation, with respect to the Trustee, Certificate Administrator, Master Servicer and Special Servicer and any Non-Lead Master Servicer, Non-Lead Special Servicer or Non-Lead Trustee, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto. Subject to Section 14 and Section 15, each Note Holder may assign or delegate its rights or obligations under this Agreement. Upon any such assignment, the assignee shall be entitled to all rights and benefits of the applicable Note Holder hereunder. For the avoidance of doubt, the representations in Section 11 shall not be binding upon any Securitization Trust.

Section 20.          Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

Section 21.          Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

Section 22.          Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 23.          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.

Section 24.          Withholding Taxes. (a) If the Lead Securitization Note Holder or the Mortgage Loan Borrower shall be required by law to deduct and withhold Taxes from interest, fees or other amounts payable to any Non-Lead Securitization Note Holder with respect to the Mortgage Loan as a result of such Non-Lead Securitization Note Holder constituting a Non-Exempt Person, such Lead Securitization Note Holder, in its capacity as servicer, shall be entitled to do so with respect to such Non-Lead Securitization Note Holder’s interest in such payment (all withheld amounts being deemed paid to such Note Holder), provided that the Lead Securitization Note Holder shall furnish such Non-Lead Securitization Note Holder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting such Note Holder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Note Holder is subject to tax.

(b)          Each Note Holder (to the extent it is not the same entity as the Lead Securitization Note Holder) shall and hereby agrees to indemnify the Lead Securitization Note Holder against and hold the Lead Securitization Note Holder harmless from and against any Taxes, interest, penalties and attorneys’ fees and disbursements arising or resulting from any failure of the Lead Securitization Note Holder to withhold Taxes from payment made to such Note Holder in reliance upon any representation, certificate, statement, document or instrument made or provided by such Note Holder to the Lead Securitization Note Holder in connection with the obligation of the Lead Securitization Note Holder to withhold Taxes from payments made to such Note Holder, it being expressly understood and agreed that (i) the Lead Securitization Note Holder shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same and (ii) such Note Holder, upon request of the Lead Securitization Note Holder and at its sole cost and expense, shall defend any claim or action relating to the foregoing indemnification using counsel selected by the Lead Securitization Note Holder.

(c)          Each Note Holder (to the extent it is not the same entity as the Lead Securitization Note Holder) represents (for the benefit of the Mortgage Loan Borrower) that it is not a Non-Exempt Person and that neither the Lead Securitization Note Holder nor the Mortgage Loan Borrower is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise pursuant to this Agreement. Contemporaneously with the execution of this Agreement and from time to time as necessary during the term of this Agreement, each Note Holder (to the extent it is not the same entity as the Lead Securitization Note Holder) shall deliver to the Lead Securitization Note Holder or

Servicer, as applicable, evidence satisfactory to the Lead Securitization Note Holder substantiating that such Note Holder is not a Non-Exempt Person and that the Lead Securitization Note Holder is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (i) if a Note Holder is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder an Internal Revenue Service Form W-9 and (ii) if a Note Holder is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mortgage Loan Borrower is treated for United States income tax purposes as derived in whole or part from sources within the United States, such Note Holder shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder Internal Revenue Service Form W-8ECI, Form W-8IMY (with appropriate attachments), Form W-8BEN or Form W-8BEN-E, or successor forms, as may be required from time to time, duly executed by such Note Holder, as evidence of such Note Holder’s exemption from the withholding of United States tax with respect thereto. The Lead Securitization Note Holder shall not be obligated to make any payment hereunder with respect to any Non-Lead Securitization Note or otherwise until the holder of such Note shall have furnished to the Lead Securitization Note Holder requested forms, certificates, statements or documents.

Section 25.          Custody of Mortgage Loan Documents. Prior to the Lead Securitization Date, the originals of all of the Mortgage Loan Documents (other than Note A-2-1, Note A-2-2, Note A-2-3, Note A-3-1, Note A-3-2, Note A-4, Note A-5, Note A-6-1, Note A-6-2 and Note A-7) will be held by the Initial Agent on behalf of the registered holders of the Notes. On and after the Lead Securitization Date, the originals of all of the Mortgage Loan Documents (other than Note A-2-1, Note A-2-2, Note A-2-3, Note A-3-1, Note A-3-2, Note A-4, Note A-5, Note A-6-1, Note A-6-2 and Note A-7) shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Lead Securitization Servicing Agreement, on behalf of the registered holders of the Notes. On and after the Note A-2-1 Securitization Date, Note A-2-1 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-2-1 PSA, on behalf of the Note A-2-1 Holder. On and after the Note A-2-2 Securitization Date, Note A-2-2 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-2-2 PSA, on behalf of the Note A-2-2 Holder. On and after the Note A-2-3 Securitization Date, Note A-2-3 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-2-3 PSA, on behalf of the Note A-2-3 Holder. On and after the Note A-3-1 Securitization Date, Note A-3-1 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-3-1 PSA, on behalf of the Note A-3-1 Holder. On and after the Note A-3-2 Securitization Date, Note A-3-2 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-3-2 PSA, on behalf of the Note A-3-2 Holder. On and after the Note A-4 Securitization Date, Note A-4 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-4 PSA, on behalf of the Note A-4 Holder. On and after the Note A-5 Securitization Date, Note A-5 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-5 PSA, on behalf of the Note A-5 Holder. On and after the Note A-6-1 Securitization Date, Note A-6-1 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-6-1 PSA, on behalf of the Note A-6-1 Holder. On and after the Note A-6-2 Securitization Date, Note A-6-2 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-6-2 PSA, on behalf of the Note A-6-2 Holder. On and after the Note A-7 Securitization Date, Note A-7 shall be held in the name of the trustee (and held by a duly appointed custodian therefor) under the Note A-7 PSA, on behalf of the Note A-7 Holder.

Section 26.          Cooperation in Securitization.

(a)          Each Note Holder acknowledges that any Note Holder may elect, in its sole discretion, to include its Note in a Securitization. In connection with a Securitization and subject to the terms of the preceding sentence, at the request of the related Securitizing Note Holder, each related Non-Securitizing Note Holder shall use reasonable efforts, at such Securitizing Note Holder’s expense, to satisfy, and to cooperate with such Securitizing Note Holder in attempting to cause the Mortgage Loan Borrower to satisfy, the market standards to which such Securitizing Note Holder customarily adheres or that may be reasonably required in the marketplace or by the Rating Agencies in connection with such Securitization, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Mortgage Loan Documents and to cooperate with such Securitizing Note Holder in attempting to cause the Mortgage Loan Borrower to execute such modifications to the Mortgage Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect such Securitization; provided, that no Non-Securitizing Note Holder shall be required to modify or amend this Agreement or any Mortgage Loan Documents (or consent to such modification, as applicable) in connection therewith, if such modification or amendment would (i) change the interest allocable to, or the amount of any payments due to or priority of such payments to, such Non-Securitizing Note Holder or (ii) materially increase such Non-Securitizing Note Holder’s obligations or materially decrease such Non-Securitizing Note Holder’s rights, remedies or protections. In connection with any Securitization, each related Non-Securitizing Note Holder shall provide for inclusion in any disclosure document relating to such Securitization such information concerning such Non-Securitizing Note Holder and its Note as the related Securitizing Note Holder reasonably determines to be necessary or appropriate, and such Non-Securitizing Note Holder shall, at the Securitizing Note Holder’s expense, cooperate with the reasonable requests of each Rating Agency and such Securitizing Note Holder in connection with such Securitization (including, without limitation, reasonably cooperating with the Securitizing Note Holder (without any obligation to make additional representations and warranties) to enable the Securitizing Note Holder to make all necessary certifications and deliver all necessary opinions (including customary securities law opinions) in connection with the Mortgage Loan and such Securitization), as well as in connection with all other matters and the preparation of any offering documents thereof and to review and respond reasonably promptly with respect to any information relating to such Non-Securitizing Note Holder and its Note in any Securitization document. Each Note Holder acknowledges that in connection with any Securitization, the information provided by it in its capacity as a Non-Securitizing Note Holder to the related Securitizing Note Holder may be incorporated into the offering documents for such Securitization. Each Securitizing Note Holder and each Rating Agency shall be entitled to rely on the information supplied by, or on behalf of, each Non-Securitizing Note Holder. The Securitizing Note Holder shall reasonably cooperate with each Non-Securitizing Note Holder by providing all information reasonably requested that is in the Securitizing Note

Holder’s possession in connection with such Non-Securitizing Note Holder’s preparation of disclosure materials in connection with a Securitization.

Upon request, each Securitizing Note Holder shall deliver to each related Non-Securitizing Note Holder drafts of the preliminary and final offering memoranda, preliminary and final prospectus, free writing prospectus and any other disclosure documents and the pooling and servicing agreement for the Securitization of such Securitizing Note Holder’s Note and provide reasonable opportunity to review and comment on such documents.

Section 27.          Notices. All notices required hereunder shall be given by (i) personal delivery in writing, (ii) facsimile transmission (during business hours) if the sender on the same day sends a confirming copy of such notice by reputable overnight delivery service (charges prepaid), (iii) reputable overnight delivery service (charges prepaid) or (iv) certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt.

Section 28.          Broker. Each Note Holder represents to each other that no broker was responsible for bringing about this transaction.

Section 29.          Certain Matters Affecting the Agent.

(a)          The Agent may request and/or rely upon and shall be protected in acting or refraining from acting upon any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 14 and Section 15;

(b)          The Agent may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

(c)          The Agent shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Note Holder pursuant to the provisions of this Agreement, unless it has received indemnity reasonably satisfactory to it;

(d)          The Agent or any of its directors, officers, employees, Affiliates, agents or “control” persons within the meaning of the Act, shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Agent to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(e)          The Agent shall not be bound to make any investigation into the facts or matters stated in any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 15;

(f)          The Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder; and

(g)          The Agent represents and warrants that it is a Qualified Institutional Lender.

Section 30.          Reserved.

Section 31.          Resignation of Agent. The Agent may resign at any time on ten (10) days’ prior notice, so long as a successor Agent, reasonably satisfactory to the Note Holders (it being agreed that a Servicer, the Trustee or a Certificate Administrator in a Securitization is satisfactory to the Note Holders), has agreed to be bound by this Agreement and perform the duties of the Agent hereunder. MSBNA, as Initial Agent, may transfer its rights and obligations to a Servicer, the Trustee or the Certificate Administrator, as successor Agent, at any time without the consent of any Note Holder. Notwithstanding the foregoing, Note Holders hereby agree that, simultaneously with the closing of the Lead Securitization, the Master Servicer shall be deemed to have been automatically appointed as the successor Agent under this Agreement in place of MSBNA without any further notice or other action. The termination or resignation of such Master Servicer, as Master Servicer under the Lead Securitization Servicing Agreement, shall be deemed a termination or resignation of such Master Servicer as Agent under this Agreement, and any successor master servicer shall be deemed to have been automatically appointed as the successor Agent under this Agreement in place thereof without any further notice or other action.

Section 32.          Resizing. Notwithstanding any other provision of this Agreement, for so long as any Note Holder or an affiliate thereof (each, a “Resizing Entity”) is the owner of any Non-Lead Securitization Note (each, an “Owned Note”), such Resizing Entity shall have the right, subject to the terms of the Mortgage Loan Documents, to cause the Mortgage Loan Borrower to execute amended and restated notes or additional notes (in each case, as applicable, “New Notes”) reallocating the principal of an Owned Note to such New Notes; or severing an Owned Note into one or more further “component” notes in the aggregate principal amount equal to the then outstanding principal balance of such Owned Note provided that (i) the aggregate principal balance of all outstanding New Notes following such amendments is no greater than the aggregate principal of such Owned Note prior to such amendments, (ii) all Notes continue to have the same weighted average interest rate as the Notes prior to such amendments, (iii) all Notes pay pro rata and on a pari passu basis and such reallocated or component notes shall be automatically subject to the terms of this Agreement, and (iv) the Resizing Entity holding the New Notes shall notify the Lead Securitization Note Holder, the Master Servicer, the Special Servicer, the Certificate Administrator and the Trustee in writing of such modified allocations and principal amounts. If the Lead Securitization Note Holder so requests, the Resizing Entity holding the New Notes (and any subsequent holder of such Notes) shall execute a confirmation of the continuing applicability of this Agreement to the New Notes, as so modified. Except for the foregoing reallocation and for modifications pursuant to the Lead Securitization Servicing Agreement (as discussed in Section 5), no Note may be modified or amended without the consent of its holder and the consent of the holder of each other Note. In connection with the foregoing (provided the conditions set forth in clauses (i) through (iv) above are satisfied, with respect to clauses (i) through (iv), as certified by the Resizing Entity, on which certification the Master Servicer can rely), the Master Servicer is hereby authorized and directed to execute amendments to the Mortgage Loan Documents and this Agreement on behalf of any or all of the Note Holders, as applicable, solely for the purpose of reflecting such reallocation of principal and that each New Note shall be a “Note” hereunder and for the purpose of adding and modifying any definitions related thereto. If more than one New Note is created hereunder, for purposes of exercising the rights of a Controlling Note Holder or Non-Controlling Note Holder hereunder, the “Controlling Note Holder” or “Non-Controlling Note Holder”, as applicable, shall be as provided in the definitions of such terms in this Agreement; provided that the Controlling Note Holder shall be entitled to designate any New Note created from the existing Controlling Note to be a Non-Controlling Note hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Initial Note Holders have caused this Agreement to be duly executed as of the day and year first above written.

MORGAN STANLEY BANK, N.A., as Initial Note A-1 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

MORGAN STANLEY BANK, N.A., as Initial Note A-2-1 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

MORGAN STANLEY BANK, N.A., as Initial Note A-2-2 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

MORGAN STANLEY BANK, N.A., as Initial Note A-2-3 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

WFCM 2016-BNK1 – Signature Page for Vertex Intercreditor Agreement

MORGAN STANLEY BANK, N.A., as Initial Note A-3-1 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

MORGAN STANLEY BANK, N.A., as Initial Note A-3-2 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

MORGAN STANLEY BANK, N.A., as Initial Note A-4 Holder

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Executive Director

Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

WFCM 2016-BNK1 – Vertex Intercreditor Agreement

Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

WFCM 2016-BNK1 – Vertex Intercreditor Agreement

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Description of Mortgage Loan

Mortgage Loan Borrower:	SNH SEAPORT LLC
Date of Mortgage Loan:	July 15, 2016
Date of Notes:	Note A-1, Note A-3-1, Note A-3-2, Note A-4, Note A-5 and Note A-7: July 15, 2016 Note A-2-1, Note A-2-2 and Note A-2-3: July 22, 2016 Note A-6-1 and Note A-6-2: August 8, 2016
Original Principal Amount of Mortgage Loan:	$425,000,000
Principal Amount of Mortgage Loan as of the date hereof:	$425,000,000
Note A-1 Principal Balance:	$80,000,000
Note A-2-1 Principal Balance:	$40,000,000
Note A-2-2 Principal Balance:	$30,000,000
Note A-2-3 Principal Balance:	$10,000,000
Note A-3-1 Principal Balance:	$70,000,000
Note A-3-2 Principal Balance:	$10,000,000
Note A-4 Principal Balance:	$57,500,000
Note A-5 Principal Balance:	$30,000,000

A-1

Note A-6-1 Principal Balance:	$60,000,000
Note A-6-2 Principal Balance:	$15,000,000
Note A-7 Principal Balance:	$22,500,000
Location of Mortgaged Property:	(i) 50 Northern Avenue, Boston , MA and (ii) 11 Fan Pier Boulevard, Boston, MA
Initial Maturity Date:	November 6, 2028

A-2

EXHIBIT B

1.    Initial Note A-1 Holder:

(Prior to Securitization of Note A-1):

Morgan Stanley Bank, N.A.
1585 Broadway
New York, New York 10036
Attention: Jane Lam

with a copy to:

Morgan Stanley Bank, N.A.
1221 Avenue of the Americas
New York, New York 10020
Attention: Legal Compliance Division

(Following Securitization of Note A-1):

(i)    Depositor:

Wells Fargo Commercial Mortgage Securities, Inc.
c/o Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor, J0127 023
New York, New York 10152
Attention: A.J. Sfarra

with a copy to:

Jeff D. Blake, Esq.
Wells Fargo Law Department, D1053 300
301 South College St.
Charlotte, North Carolina 28288

B-1

(ii)   Master Servicer:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1086-120, 550 South Tryon Street, 14th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2016-BNK1 Asset Manager
Telecopy Number: (704) 715-0036

and a copy to:

Mayer Brown LLP
214 North Tryon Street, Suite 3800
Charlotte, North Carolina 28202
Attention: Christopher J. Brady, Esq.

2.    Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder, Initial Note A-3-1 Holder, Initial Note A-3-2 Holder and Initial Note A-4 Holder:

Morgan Stanley Bank, N.A.
1585 Broadway
New York, New York 10036
Attention: Jane Lam

with a copy to:

Morgan Stanley Bank, N.A.
1221 Avenue of the Americas
New York, New York 10020
Attention: Legal Compliance Division

3.     Initial Note A-5 Holder, Initial Note A-6-1 Holder, Initial Note A-6-2 Holder and Initial Note A-7 Holder:

Citigroup Global Markets Realty Corp.
388 Greenwich Street, 19th Floor
New York, New York 10013
Attention: Rick Simpson
Telecopier: 212-816-5343

with a copy to:

Orrick, Herrington & Sutcliffe LLP
52 West 52nd Street
New York, New York 10019
Attn: Janet Barbiere, Esq.
Facsimile No.: 212-506-5151

B-2

EXHIBIT C

PERMITTED FUND MANAGERS

1.	Alliance Bernstein
2.	Annaly Capital Management
3.	Apollo Real Estate Advisors
4.	Archon Capital, L.P.
5.	AREA Property Partners
6.	Artemis Real Estate Partners
7.	BlackRock, Inc.
8.	Capital Trust, Inc.
9.	Clarion Partners
10.	Colony Capital, LLC / Colony Financial, Inc.
11.	CreXus Investment Corporation/Annaly Capital Management
12.	DLJ Real Estate Capital Partners
13.	Dune Real Estate Partners
14.	Eightfold Real Estate Capital, L.P.
15.	Five Mile Capital Partners
16.	Fortress Investment Group, LLC
17.	Garrison Investment Group
18.	Goldman, Sachs & Co.
19.	H/2 Capital Partners LLC
20.	Hudson Advisors
21.	Investcorp International
22.	iStar Financial Inc.
23.	J.P. Morgan Investment Management Inc.
24.	JER Partners
25.	Lend-Lease Real Estate Investments
26.	Libermax Capital LLC
27.	LoanCore Capital
28.	Lone Star Funds
29.	Lowe Enterprises
30.	Normandy Real Estate Partners
31.	One William Street Capital Management, L.P.
32.	Och-Ziff Capital Management Group/ OZ Management, L.P./ OZ Management II., L.P.
33.	Praedium Group
34.	Raith Capital Partners, LLC
35.	Rialto Capital Management, LLC
36.	Rialto Capital Partners LLC
37.	Rimrock Capital Management LLC
38.	Rockpoint Group
39.	Rockwood
40.	RREEF Funds
41.	Square Mile Capital Management
42.	Starwood Capital Group/Starwood Financial Trust
43.	The Blackstone Group
44.	The Carlyle Group
45.	Torchlight Investors

C-1

46.	Walton Street Capital, L.L.C.
47.	Westbrook Partners
48.	WestRiver Capital
49.	Wheelock Street Capital
50.	Whitehall Street Real Estate Fund, L.P.

C-2

SCHEDULE I

THE LEAD SECURITIZATION SERVICING AGREEMENT SHALL PROVIDE THAT:

(i)           the Master Servicer or Trustee shall be required to provide written notice to each Non-Lead Master Servicer and Non-Lead Trustee of any P&I Advance it has made with respect to the Lead Securitization Note within two (2) business days of making such advance;

(ii)          if the Master Servicer, the Special Servicer or the Trustee determines that a proposed P&I Advance with respect to the Lead Securitization Note or Servicing Advances with respect to the Mortgage Loan, if made, or any outstanding P&I Advance or Servicing Advances previously made, would be, or is, as applicable, a Nonrecoverable Advance, the Master Servicer, the Special Servicer or the Trustee, as applicable, shall provide each Non-Lead Master Servicer written notice of such determination within two (2) business days after such determination was made;

(iii)         the Master Servicer shall remit all payments received with respect to a Non-Lead Securitization Note, net of the servicing fees payable to the Master Servicer and Special Servicer with respect to each Non-Lead Securitization Note, and any other applicable fees and reimbursements payable to the Master Servicer, the Special Servicer and the Trustee, to the related Non-Lead Securitization Note Holder by the earlier of (x) the “master servicer remittance date” (or any term substantially similar thereto) as defined in the Lead Securitization Servicing Agreement and (y) the business day following the “determination date” (or any term substantially similar thereto) as defined in the related Non-Lead Securitization Servicing Agreement (such determination date, the “Non-Lead Securitization Determination Date”), in each case as long as the date on which remittance is required under this clause (iii) is at least one business day after the scheduled monthly payment date under the Loan Agreement;

(iv)         with respect to any Non-Lead Securitization Note that is held by a Securitization, the Master Servicer agrees to deliver or cause to be delivered or to make available to the related Non-Lead Master Servicer all loan-level reports constituting the CREFC® Investor Reporting Package) pursuant to the terms of the Lead Securitization Servicing Agreement, to the extent related to the Mortgage Loan, the Mortgaged Property, such Non-Lead Securitization Note, the Master Servicer, the Special Servicer, the Certificate Administrator or the Trustee, by the earlier of (x) the “master servicer remittance date” (or any term substantially similar thereto) as defined in the Lead Securitization Servicing Agreement and (y) the business day following the Non-Lead Securitization Determination Date, in each case so long as the date on which delivery is required under this clause (iv) is at least one business day after the scheduled monthly payment date under the Loan Agreement;

(v)          the servicing duties of each of the Master Servicer and Special Servicer under the Lead Securitization Servicing Agreement shall include the duty to service the Mortgage Loan and all of the Notes on behalf of the Note Holders (including the respective trustees and certificateholders) in accordance with the terms and provisions of this Agreement, the Lead Securitization Servicing Agreement and the Servicing Standard;

Sch. I-1

(vi)         each Non-Lead Securitization Note Holder shall be entitled to the same indemnity as the Lead Securitization Note Holder under the Lead Securitization Servicing Agreement with respect to the following items: each of the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Operating Advisor, and the Custodian shall be required to indemnify each certifying person and each Non-Lead Depositor for any public Securitization Trust, and their respective directors and officers and controlling persons, to the same extent that they indemnify the Depositor (as depositor in respect of the Lead Securitization) and each certifying person for (i) its failure to deliver the items in clause (viii) below in a timely manner, (ii) its failure to perform its obligations to such Non-Lead Depositor or Non-Lead Trustee under Article XI (or any article substantially similar thereto) of the Lead Securitization Servicing Agreement by the time required after giving effect to any applicable grace period or cure period, (iii) the failure of any Servicing Function Participant or Additional Servicer retained by it to perform its obligations to such Non-Lead Depositor or Non-Lead Trustee under such Article XI (or any article substantially similar thereto) of the Lead Securitization Servicing Agreement by the time required and/or (iv) any deficient Exchange Act report regarding, and delivered by or on behalf of, such party;

(vii)       each of the Master Servicer, the Special Servicer, the Operating Advisor, the Custodian, the Certificate Administrator and the Trustee shall (i) with respect to any Initial Sub-Servicer engaged by it that is a Servicing Function Participant or Additional Servicer, use commercially reasonable efforts to cause such party to, and (ii) with respect to each other Additional Servicer and each Servicing Function Participant with which, in each case, it has entered into a servicing relationship with respect to the Mortgage Loans, cause such party to, comply with the foregoing clause (vi) by inclusion of similar provisions in the related sub-servicing or similar agreement;

(viii)      the Master Servicer, any primary servicer, the Special Servicer, the Trustee and Certificate Administrator or other party acting as custodian for the Lead Securitization shall be required to deliver (and shall be required to cause (or, in the case of an Initial Sub-Servicer, the Master Servicer and the Special Servicer shall be required to use commercially reasonable efforts to cause) each other servicer and servicing function participant (within the meaning of Items 1123 and 1122, respectively, of Regulation AB) retained or engaged by it to deliver) to each Non-Lead Depositor and to each Non-Lead Master Servicer, each Non-Lead Special Servicer, each Non-Lead Certificate Administrator or each Non-Lead Trustee, as applicable, (provided that, in the case of the Master Servicer, the Special Servicer, the Trustee or the Certificate Administrator, (a) such party has received notice of the occurrence of the related Non-Lead Securitization, or (b) such party is also a party to the related Non-Lead Securitization Servicing Agreement, or (c) the applicable Non-Lead Securitization closed prior to the Lead Securitization Date) and in a timely manner, (i) the reports, certifications, compliance statements, accountants’ assessments and attestations, and all information to be included in reports (including, without limitation, Form ABS-15G, Form 10-K, Form 10-D and Form 8-K), and (ii) upon request, any other materials specified in the Non-Lead Servicing Agreement, in the case of clauses (i) and (ii), as the parties to each Non-Lead Securitization may reasonably require in order to comply with their obligations under the Securities Act and the Exchange Act (including Rule 15Ga-1) and Regulation AB, and any other applicable law. Without limiting the generality of the foregoing, the Initial Note Holder of the Lead Securitization Note or the Lead

Sch. I-2

Securitization Note Holder shall provide in a timely manner (but no later than one business day following the closing date of the Lead Securitization) to each Non-Lead Depositor and to each Non-Lead Certificate Administrator or each Non-Lead Trustee, a copy of the Lead Securitization Servicing Agreement, and each Servicer under the Lead Securitization Servicing Agreement will be required, upon prior written request, to provide to the Non-Lead Depositor, the Non-Lead Certificate Administrator and the Non-Lead Trustee any other information required to comply in a timely manner with applicable filing requirements under Items 1.01 and 6.02 of Form 8-K, any other disclosure information required pursuant to Regulation AB, in each case in a timely manner for inclusion in any disclosure document (or for filing under Form 8-K, as applicable) and with respect to such Servicers, upon prior written request, indemnification agreements, opinions and Regulation AB compliance letters as were or are being delivered with respect to the Lead Securitization. As used in this Agreement, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the United States Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein. The Master Servicer, any primary servicer and the Special Servicer shall each be required to provide certification and indemnification to each certifying person with respect to the Sarbanes-Oxley Certification (or analogous terms);

(ix)         each of the Master Servicer, the Special Servicer, the Custodian and the Trustee and each Affected Reporting Party (or analogous term) shall cooperate (and require each Servicing Function Participant and Additional Servicer retained by it to cooperate under the applicable Sub-Servicing Agreement), with each Non-Lead Depositor to the same extent as such party is required to cooperate with the Lead Depositor under Article XI (or any article substantially similar thereto) of the Lead Securitization Servicing Agreement in connection with the reporting requirements under the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. All respective reasonable out-of-pocket costs and expenses incurred by each Non-Lead Depositor (including reasonable legal fees and expenses of outside counsel to such depositor) in connection with the foregoing (other than those costs and expenses related to participation by each Non-Lead Depositor in any telephone conferences and meetings with the Commission and other costs each Non-Lead Depositor must bear pursuant to Article XI (or any article substantially similar thereto) of the Lead Securitization Servicing Agreement) and any amendments to any reports filed with the Commission therewith shall be promptly paid by the applicable Affected Reporting Party upon receipt of an itemized invoice from such Non-Lead Depositor;

(x)          any late collections received by the Master Servicer from the Mortgage Loan Borrower that are allocable to a Non-Lead Securitization Note or reimbursable to a Non-Lead Master Servicer or a Non-Lead Trustee in accordance with this Agreement shall be remitted by the Master Servicer to such Non-Lead Master Servicer within two (2) Business Days of receipt and identification thereof;

Sch. I-3

(xi)         each Non-Lead Securitization Note Holder is an intended third-party beneficiary in respect of the rights afforded it under the Lead Securitization Servicing Agreement;

(xii)        each Non-Lead Master Servicer and each Non-Lead Special Servicer shall each be a third-party beneficiary of the Lead Securitization Servicing Agreement with respect to all provisions therein expressly relating to compensation, reimbursement or indemnification of such Non-Lead Master Servicer or such Non-Lead Special Servicer, as the case may be, and the provisions regarding coordination of advances;

(xiii)       if the Mortgage Loan becomes a Defaulted Loan and the Special Servicer determines to sell the Lead Securitization Note in accordance with the Lead Securitization Servicing Agreement, it shall have the right and the obligation to sell all of the Notes as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall provide notice to each Non-Lead Master Servicer who shall provide notice to each Non-Controlling Note Holder of the planned sale;

(xiv)       the Lead Securitization Servicing Agreement shall not be amended in any manner that materially and adversely affects the rights of any Non-Lead Securitization Note Holder without the consent of such Non-Lead Securitization Note Holder;

(xv)        to the extent related to the Mortgage Loan, the Master Servicer or the Special Servicer, Rating Agency Confirmations and Rating Agency Communications shall be provided with respect to the commercial mortgage pass-through certificates issued in connection with any Non-Lead Securitization to the same extent provided with respect to the commercial mortgage pass-through certificates issued in connection with the Lead Securitization;

(xvi)       “Servicer Termination Events” (or any analogous term under the Lead Securitization Servicing Agreement) shall include customary market termination events with respect to failure to make advances, failure to timely remit payments to any Non-Lead Note Holder as required hereunder or under the Lead Securitization Servicing Agreement (subject to no more than one business day grace period), failure to timely deposit amounts into any REO Account or to remit to a Servicer for deposit into a related collection or custodial account, failure to deliver (or cause to be delivered) materials or information required in order for a Non-Lead Note Holder or a Non-Lead Depositor to timely comply with its obligations under the Exchange Act, the Securities Act and Form SF-3, and for rating agency downgrades or other triggers with respect to any certificates issued in connection with a Non-Lead Securitization, subject to customary grace periods (provided that, in the case of failures related to the securities laws, such grace periods will not cause a Non-Lead Depositor to fail to comply with the applicable provisions of such securities laws). Upon the occurrence of such a Servicer Termination Event with respect to the Master Servicer affecting a Non-Lead Securitization Note Holder and the Master Servicer is not otherwise terminated pursuant to the Lead Securitization Servicing Agreement, the Master Servicer shall be required, upon the direction of such Non-Lead Securitization Note Holder, to appoint a subservicer with respect to the related Non-Lead Securitization Note. Upon the occurrence of a Servicer Termination Event with respect to the Special Servicer affecting a Non-Lead Securitization Note Holder and the Special Servicer is not otherwise terminated pursuant to the Lead Securitization Servicing

Sch. I-4

Agreement, the Non-Lead Securitization Note Holder shall be entitled to direct the Trustee to terminate the Special Servicer with respect to, but only with respect to, the Mortgage Loan;

(xvii)      in connection with (A) any amendment of the Lead Securitization Servicing Agreement, a party to such Lead Securitization Servicing Agreement is required to provide a copy of the executed amendment to each Non-Lead Depositor and Non-Lead Certificate Administrator (which may be by e-mail), together with a copy of such amendment in electronic format, no later than the effective date of such amendment, and (B) the termination, resignation and/or replacement of the Master Servicer or Special Servicer under the Lead Securitization Servicing Agreement, the replacement “master servicer” or replacement “special servicer”, as applicable, is required to provide to each Non-Lead Depositor and Non-Lead Certificate Administrator all disclosure about itself that is required to be included in Form 8-K no later than the date of effectiveness thereof;

(xviii)     if a Non-Lead Securitization Note becomes the subject of an Asset Review pursuant to the related Non-Lead Securitization Servicing Agreement, the Master Servicer, the Special Servicer, the Trustee and the custodian shall reasonably cooperate with the related Non-Lead Asset Representations Reviewer in connection with such Asset Review by providing such Non-Lead Asset Representations Reviewer with any documents reasonably requested by such Non-Lead Asset Representations Reviewer, but only to the extent such documents are in the possession of the Master Servicer, the Special Servicer, the Trustee or the custodian, as the case may be; and

(xix)        any conflict between the Lead Securitization Servicing Agreement and this Agreement shall be resolved in favor of this Agreement; provided that in no event shall the Master Servicer or the Special Servicer, as the case may be, take any action or omit to take any action in accordance with the terms of any Intercreditor Agreement that would cause the Master Servicer or the Special Servicer, as the case may be, to violate the Servicing Standard or the REMIC Provisions.

Sch. I-5